Prospectus
May 1, 2025

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69146-00 2025/05/01
V6914

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
Group Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account XI
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Scarborough Advantage Variable Annuity—a Group Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for those persons eligible to participate in the International Brotherhood of Electrical Workers (“IBEW”) Local Unions Savings and Retirement Plan and Trust. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective and current Participants.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called Variable Annuity Account XI (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your enrollment form or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
V691432-69146-00 2025/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — PlanMember Securities Corp/Scarborough Alliance Group, One Bridge Street, Irvington, New York 10533.
Annuitant — The person designated by Participant to receive annuity payments. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date of a Participant's first contribution to the Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contractholder or Holder — The IBEW Local Unions Savings and Retirement Plan and Trust holds the Contract for the benefit of Participants.
Contract Value — The total value of a Participant’s account which includes amounts allocated to the Subaccounts and the Fixed Account.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person designated by the Participant as having the right to the death benefit, if any, payable upon Participant’s death.
Fixed Account — A separate account of the Company to which a Participant may allocate all or a portion of Contract Value to be held for accumulation at fixed rates of interest declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account, the Fixed Account, or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Participant — A Participant as defined in the Trust Agreement. A Participant is also identified herein as “you.”
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Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — Variable Annuity Account XI, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Trust — The IBEW Local Unions Savings and Retirement Plan and Trust.
Trust Agreement — The Trust Agreement creating the Trust.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount a Participant will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples
Transaction Charges	There are no charges for other transactions.	Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration and
Distribution Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.04%	1.04%
	Investment options[2] (Underlying Fund fees and expenses)	0.90%	2.13%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
2
As a percentage of Underlying Fund average net assets.

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FEES AND EXPENSES	Location in Prospectus

There are no optional benefits available under this Contract.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

Lowest Annual Cost: $1,727.36	Highest Annual Cost: $2,664.38
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge and Underlying
Fund fees and expenses
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals will reduce the value of your Contract.
●Tax deferral is more beneficial to investors with a long time horizon.
The Contract – General
Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option, including the Fixed Account (if available), has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

The Contract –
Allocation of Purchase
Payments
The Contract – Transfers
of Contract Value –
Frequent Transfer
Restrictions
The Fixed Account –
Transfers and
Withdrawals from the
Fixed Account
Other Information –
Changes to Investments

Optional Benefits	●There are no optional benefits available under this Contract.	Not Applicable
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	TAXES	Location in Prospectus
Tax Implications
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters Federal Tax Matters – Income Taxation of Annuities in General—Non Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the
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Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits. For Participants aged 75 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Participants aged 76 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Processing Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
Charge
Administrative Expenses	None
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Charge
Base Contract Expenses (as a percentage of average Contract Value)	1.39%[1]
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration and distribution charge. The mortality and expense risk charge is 0.45% and is deducted daily. The maximum administration and distribution charge ranges from 0.59% to
0.94% and is deducted daily. The Company currently charges an administration and distribution charge of 0.91% for all Subaccounts except the
Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF SMid Cap
Value Subaccounts, for which the Company charges an annual rate of 0.56%.The Base Contract Expenses do not reflect any applicable
Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.90%	2.13%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.90%	2.08%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$3,199.01	$9,773.71	$16,591.26	$34,757.20
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$3,199.01	$9,773.71	$16,591.26	$34,757.20
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,969.68	$6,091.71	$10,469.86	$22,642.69
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$1,969.68	$6,091.71	$10,469.86	$22,642.69
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals
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and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2024, the Company had total assets under management of approximately $55.1 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the
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information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Participants, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Participants. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on October 26, 1998. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot
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assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121828.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees of up to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Participants, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.45% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.15% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its
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sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Whether or not a premium tax is imposed will depend upon, among other things, the Holder’s state of domicile, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Such a tax is typically assessed when annuity payments are to begin, and, accordingly, the Company currently deducts this charge upon the Annuity Start Date. The Company assesses a premium tax charge to reimburse itself for any premium tax that it incurs in connection with the Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. In Maine, South Dakota and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Contract. Those amounts are currently 2.00% and 1.00% respectively. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.45% of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
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Administration and Distribution Charge — The Company may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each Subaccount’s average daily net assets, except the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF SMid Cap Value Subaccounts for which the maximum annual rate is 0.59%. The Company is currently charging an annual rate of 0.91% of each Subaccount’s average daily net assets (0.56% of the average daily net assets of the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF SMid Cap Value Subaccounts). The purpose of this charge is to reimburse the Company for the expenses associated with administration and distribution of the Contract and operation of the Subaccounts. The Company expects to profit from this charge and may use any profit derived from this charge for any lawful purpose, including distribution expenses. Any administration and distribution charge that exceeds 0.59% is sometimes referred to in this Prospectus as a Platform Fee.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the administration and distribution charge for the Contract where the expenses associated with the administration of the Contract are reduced.
Guarantee of Certain Charges — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.45% of each Subaccount’s average daily net assets; and (2) the Administration and Distribution charge will not exceed an annual rate of 0.94% (0.59% for the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value, and Guggenheim VIF SMid Cap Value) of each Subaccount’s average daily net assets.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Participant indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a group flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Participant who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a fixed basis, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Contract Value and the amount of on Contract Value that you have allocated to the Fixed Account. You may purchase the Contract under the terms of the Trust Agreement if you are eligible to be a Participant under its terms.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
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Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the death benefit) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application to Invest in the Contract — If you wish to invest in the Contract, you may submit a participation enrollment form and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject a participation enrollment form or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination. The maximum age for which a participation enrollment form will be accepted is age 90.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $100. There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. A Purchase Payment exceeding $1,000,000 will not be accepted without prior approval of the Company. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Participant is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Participant’s account to government regulators. In addition, the Company may be required to block the Participant’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
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Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that becomes no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Fixed Account, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. Currently, there are no Closed Subaccounts under the Contract. In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. If you have Contract Value in a Closed Subaccount as of its close date, your Contract Value will remain invested in the Subaccount, but you will not be able to allocate Purchase Payments or transfer Contract Value to the Closed Subaccount. Transfers of Contract Value include transfers pursuant to an Automatic Investment Program. No Automatic Investment Program will permit allocations to a Closed Subaccount. Except as otherwise provided, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Fixed Account. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Reallocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Closed Subaccount), you will need to submit a new form to us. If you request a transfer of Contract Value to the Closed Subaccount, we will consider your request not to be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high.
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Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
You may also dollar cost average Contract Value to or from the Fixed Account. You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options if the Fixed Account is included in one of these two options.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected.
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation
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after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option. You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $100, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts. The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers in a Contract Year. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Participants in the group.
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There is a risk that some Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants, which may have a negative impact on such other Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Mid Cap Growth Subaccount, which has no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
Goldman Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth	30 days
Invesco V.I. EQV International Equity, Invesco V.I. Global Real Estate	30 days
Janus Henderson VIT Research	30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA SMid-Cap Value Series, NAA World Equity Income Series	30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT Real Return, PIMCO VIT Total Return	30 days
Rydex VIF Energy Services	Unlimited
T. Rowe Price Mid Cap Growth	30 days
In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future.
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You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Participants determined to be engaged in transfer activity that may adversely affect other Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Participants without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Participants and, as a result, the Company will inadvertently treat those Participants differently than Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Participants may be treated differently than others. Consequently, there is a risk that some Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Interest credited to the Fixed Account,
●
Payment of Purchase Payments,
●
Partial withdrawals (including systematic withdrawals), and
●
Charges assessed in connection with the Contract.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of
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the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Participant’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition to Purchase Payments, other transactions such as full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, (5) the administration and distribution charge under the Contract, and (6) the deduction of the Underlying Fund’s fees and expenses.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Participant may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Participant is living and before the Annuity Start Date, subject to limitations under applicable law. You may not make a full or partial withdrawal after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at the Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Participant’s signature and, if applicable, the written consent of any effective assignee, if applicable).
The proceeds received upon a full withdrawal will be the Withdrawal Value. The Withdrawal Value is equal to your Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes. The Company requires the signature of the Participant on any request to withdraw Contract Value.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $100 (including systematic withdrawals). A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax charge. See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the
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Contract and pay the Contract Value in one sum to the Participant. However, the Company will first notify the Participant that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Participant has not made any Purchase Payments to increase the Withdrawal Value to $5,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to your instructions to the Company on the Withdrawal Request form. If you do not specify the allocation, the Company will deduct the amount of a partial withdrawal in the same proportion as the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Participant and, if made prior to the Participant attaining age 59½, may be subject to a 10% penalty tax. You should carefully consider the tax consequences of a withdrawal. See “Federal Tax Matters.”
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, you may elect to receive systematic withdrawals during your lifetime and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at the Administrative Office. This option may be elected at any time. You may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon your life expectancy. You also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. You may stop or modify systematic withdrawals upon proper written request received by the Company at the Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax. In no event will the amount of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes your Withdrawal Value to equal zero.
If you are enrolled in the Dollar Cost Averaging or Asset Reallocation Options, you may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes and any pro rata account administration charge (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax that may be imposed on withdrawals made prior to the Participant attaining age 59½. See “Federal Tax Matters.”
Death Benefit — One should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant or any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If you die prior to the Annuity Start Date, the Company will pay the death benefit proceeds to your Designated Beneficiary upon receipt of due proof of your death and instructions regarding payment to the Designated Beneficiary.
If your surviving spouse is your sole Designated Beneficiary, your spouse may elect to continue your account in force, subject to certain limitations. If your spouse so elects, the Contract Date of your account will not change, and any death benefit payable after this election will be calculated using the same Contract Date. See “Distribution Requirements” below. If your death occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If you die prior to the Annuity Start Date and you were 75 or younger on the Contract Date, the amount of the death benefit will be the greatest of:
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●
The sum of all Purchase Payments, less any reductions caused by previous withdrawals,
●
Your Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or
●
The stepped-up death benefit, if applicable.
The stepped-up death benefit is:
●
The largest death benefit on any Contract anniversary that is both an exact multiple of five (i.e., fifth Contract anniversary, tenth Contract anniversary, fifteenth Contract anniversary, etc.) and occurs prior to your attaining age 76, plus
●
Any Purchase Payments allocated to your Contract Value since the applicable Contract anniversary, less
●
Any withdrawals since the applicable anniversary.
The stepped-up death benefit is not payable and will not be included as part of the death benefit calculation if you die prior to the end of the fifth Contract Year.
If you die prior to the Annuity Start Date and your age was 76 or greater on the Contract Date the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are made
(ii)
In Contract Year five, the Contract Value is $105,000
(iii)
The Participant takes one withdrawal of $10,000 in Contract Year seven
(iv)
The Participant dies in Contract Year 10
(v)
At the time of the Participant’s death, the Contract Value is $89,000
If the Participant was 75 years old or younger on the Contract Date, the standard death benefit is the greatest of the total Purchase Payments less any withdrawals, the Contract Value, or the stepped-up death benefit. The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals is $90,000. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of five and occurs prior to the Participant reaching age 76, plus Purchase Payments made and less withdrawals taken since the applicable Contract anniversary. Assuming the Participant was less than 76 years old in Contract Year five, the stepped-up death benefit is calculated as follows:
Death Benefit in Contract Year Five + Purchase Payments since Contract Year Five – Withdrawals since Contract Year Five
$105,000 + $0 - $10,000 = $95,000
Thus, the death benefit is $95,000.
If the Participant was 76 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Distribution Requirements — If your surviving spouse is the sole Designated Beneficiary, your spouse may elect to continue your account in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
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For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Participant’s interest in the Contract within five years of the death of the Participant. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Participant’s death over a period not extending beyond his or her life or life expectancy.
Benefits Under the Contract

The following table summarizes information about the standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.	●Each payment must be at least $100 (unless we consent otherwise). ●Withdrawals may be subject to income tax and penalties.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program.
Standard Death Benefit – Contract Issue Age 76 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
Standard Death Benefit – Contract Issue Age 75 or Younger	Provides a death benefit equal to the greatest of total Purchase Payments less any withdrawals, including withdrawal charges, the Contract Value, or the stepped-up death benefit.	There is no charge for this option.
●The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
●The stepped-up death benefit is stepped up on Contract
anniversaries that are multiples of five until the Participant reaches age 76.

Annuity Period

General — You select the Annuity Start Date when you complete the participation enrollment form. The Annuity Start Date may not be within 30 days of the Contract Date and may not be deferred beyond your 90th birthday. If you do not select an Annuity Start Date, the Company will use your 90th birthday as the Annuity Start Date.
On the Annuity Start Date, your Contract Value as of that date, less any applicable premium taxes, will be applied to provide an annuity under one of the options described below. Each option is a fixed annuity for which annuity payments will not fluctuate.
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The Contract currently provides for five Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. The annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement using projection scale G and are adjusted to reflect an interest rate of 3%, compounded annually. If no Annuity Option is selected, the Company will make payments under Option 2, a life income, with a 10-year period certain.
Annuity Options 1 through 5 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.
You may designate or change an Annuity Start Date or Annuity Option, provided proper written notice is received by the Company at the Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Administrative Office.
Once annuity payments have commenced under one of the Annuity Options, the Participant cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. The Contract specifies annuity tables for Annuity Options 1 through 5, described below. The tables contain the guaranteed minimum dollar amount of each annuity payment (per $1,000 of Contract Value, less any premium taxes applied).
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Participant, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 — Joint and Last Survivor. Annuity payments will be made as long as either the Annuitant or a Joint Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant. It is possible under this Annuity Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Option 5 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the Primary Annuitant, no payments
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will be made to the contingent Annuitant. It is possible under this Annuity Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. The Fixed Account is a separate account of the Company established under Kansas law on October 26, 1998. The Company owns the assets of the Fixed Account and maintains them apart from the assets of its General Account and its other separate accounts. The assets held in the Fixed Account equal to the reserves and other Contract liabilities with respect to the Fixed Account may not be charged with liabilities arising from any other business the Company may conduct. Income and realized and unrealized gains and losses from assets in the Fixed Account are credited to, or charged against, the Fixed Account without regard to the income, gains or losses from the Company’s General Account or its other separate accounts.
The Fixed Account is subject to regulation and supervision by the Kansas Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Subject to applicable law, the Company has sole discretion over investment of the assets of its Fixed Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to the Company’s financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates (the “Current Rate”) that are paid by the Company. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The Company will determine the Current Rate, if any, from time to time.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Company bears the investment risk for Contract Value allocated to the Fixed Account and for paying interest at the Current Rate on amounts allocated to the Fixed Account. The Company does not guarantee a minimum Current Rate of interest.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, will be the same for Participants who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administration and distribution charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are also allowed pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is $100. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any
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minimums. The Company reserves the right at a future date to limit the number of transfers permitted each Contract Year, to limit the size and frequency of transfers and to discontinue transfers.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. See “Full and Partial Withdrawals” and “Systematic Withdrawals.”
Payments from the Fixed Account — Full and partial withdrawals, and transfers from the Fixed Account may be delayed for up to six months after a written request on the Withdrawal Request form, or other designated proper form is received by the Company at the Administrative Office. During the period of deferral, interest at the Current Rate will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Holder — The Contractholder is the IBEW Local Unions Savings and Retirement Plan and Trust (the “Trust”). The Trust holds the Contract for the benefit of Participants. While living, the Participant alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.
Dividends — The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Administrative Office. However, the Company can postpone such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
●
During which the NYSE is closed other than customary weekend and holiday closings,
●
During which trading on the NYSE is restricted as determined by the SEC,
●
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
●
For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Participant, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
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Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Participants and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use in connection with a retirement plan that is not a “qualified” plan for federal tax purposes. The discussion contained herein is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws,
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the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income.
The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Participant has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that will be the case, these differences could result in a Participant being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Participant from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Distributions on or after the Annuity Start Date. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the nontaxable portion of each payment. The nontaxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the contract by the number of payments to be made. The remainder of each variable
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annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The right of a spouse to continue the account, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. See “Distribution Requirements.”
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
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Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person (such as the Contract held by the Trust on behalf of the Participants) is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Participant, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Participant that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Participant should contact a competent tax adviser with respect to the potential effects of such a transaction.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Participant. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
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Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Participants currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Participant. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Participant provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from those who do vote. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of persons may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Participants, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Participants. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Participants. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Participants if, in its sole discretion, marketing, tax, or investment conditions so warrant.
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Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of the Holder or Participants, to make any change to the provisions of the Contract to comply with, or give Participants the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Participants — The Company will send you quarterly a statement setting forth a summary of the transactions that occurred during the quarter, and indicating the Contract Value as of the end of the quarter. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121828.
Electronic Privileges — If the Electronic Privileges section of the participant enrollment form or other proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Participant’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising
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from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Alison Pollock, Esq., Assistant General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of PlanMember Securities Corporation/Scarborough Alliance Group, a member of FINRA that has entered into a selling agreement with the Company and SDL for the sale of the Contract (“PlanMember”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to PlanMember through SDL. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $416,705, $453,465, and $550,913, respectively.
SDL passes through commissions it receives to PlanMember and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
The Company pays commissions to PlanMember in connection with the promotion and sale of the Contract. A portion of any payments made to PlanMember may be passed on to its registered representatives in accordance with its internal compensation program. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Participants or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.
The Company pays commissions as a percentage of Contract Value on an ongoing basis. The Company does not expect commissions paid to PlanMember to exceed 0.75% annually of average Contract Value. The Company also may pay non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be new charges for this Contract, which may be higher (or lower), and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an
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exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to PlanMember, depending on the agreement between PlanMember and your registered representative and PlanMember’s internal compensation program. This program may include other types of cash and noncash compensation and other benefits. Ask your registered representative for further information about what he or she and PlanMember may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121828.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121828. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
35

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121828. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.securitybenefit.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Institutional Class Adviser: Goldman Sachs Asset Management L.P.	0.87%	0.35%	18.99%	8.99%	8.97%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Institutional Class Adviser: Goldman Sachs Asset Management L.P.	0.79%	0.35%	32.27%	16.76%	14.90%
International Equity	Invesco V.I. EQV International Equity – Series I Adviser: Invesco Advisers, Inc.	0.90%	0.35%	0.62%	3.23%	4.36%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.02%	0.35%	-1.80%	-2.39%	1.52%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	0.35%	34.96%	16.49%	14.25%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	N/A	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	N/A	13.46%	9.70%	8.86%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	N/A	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	N/A	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.15%	0.35%	25.52%	13.68%	11.18%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	1.07%	0.35%	2.13%	1.93%	2.16%
Intermediate Term Bond	PIMCO VIT Total Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.79%	0.35%	2.53%	-0.03%	1.53%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	0.35%	-7.90%	0.19%	-9.33%
Mid Cap Growth	T. Rowe Price Mid Cap Growth Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Investment Management, Inc.	0.83%	0.35%	9.32%	7.62%	10.12%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

A-2

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121828.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000027883

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
May 1, 2025
Variable Annuity Account XI
Group Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the Scarborough Advantage Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6914A
32-69149-01 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established Variable Annuity Account XI as a separate account under Kansas law on October 26, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of PlanMember Securities Corporation/Scarborough Alliance Group, a member of FINRA that has entered into a selling agreement with the Company and SDL for the sale of the Contract (“PlanMember”). The Company pays commissions to PlanMember through SDL. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $416,705, $453,465, and $550,913, respectively. SDL passes through commissions it receives to PlanMamber and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Performance Information

Performance information for the Subaccounts, including the yield, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Participants.
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the mortality and expense risk charge of 0.45% and the maximum annual administration and distribution charge of 0.94% for all Subaccounts except the
2

Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF SMid Cap Value Subaccounts for which the maximum annual administration and distribution charge is 0.59%.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume the maximum annual administration and distribution charge. The maximum annual administration and distribution charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the maximum annual administration and distribution charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Contractholders or Participants arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Contractholders or Participants, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account XI at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account XI at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
3

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
4

CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2024, 2023 and 2022

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2024, 2023, and 2022

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 25, 2025

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2024	2023
	(In Thousands)
Assets
Investments:
Fixed maturities, available for sale ($37,230.7 million and $40,239.2 million in amortized cost for 2024 and 2023, respectively; includes $322.2 million and $1,722.0 million related to consolidated variable interest entities for 2024 and 2023, respectively; includes $46.5 million and $8.1 million in credit loss allowances for 2024 and 2023, respectively)	$36,912,840	$39,589,948
Fixed maturities, trading	76,221	95,862
Equity securities	991,706	703,317
Notes receivable from related parties	2,079,394	995,715
Mortgage loans	2,745,425	787,674
Policy loans	62,973	64,371
Cash and cash equivalents (includes $42.5 million and $30.3 million related to consolidated variable interest entities for 2024 and 2023, respectively)	3,815,783	1,552,939
Short-term investments	91,020	160,883
Call options	1,020,039	759,014
Other invested assets	1,863,370	1,772,410

Total investments	49,658,771	46,482,133
Accrued investment income (includes $0.9 million and $36.4 million related to consolidated variable interest entities for 2024 and 2023, respectively)	647,867	795,032
Accounts receivable	351,095	360,985
Reinsurance recoverable	10,747,003	9,358,717
Deferred income tax asset	207,425	99,757
Property and equipment, net	45,876	48,027
Deferred policy acquisition costs	1,316,270	1,352,451
Deferred sales inducement costs	632,020	506,915
Value of business acquired	789,362	951,486
Goodwill	96,941	96,941
Other assets	182,362	227,191
Separate account assets	6,416,351	5,625,096

Total assets	$71,091,343	$65,904,731

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2024	2023
	(In Thousands)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$44,731,093	$41,794,451
Funds withheld and held liability	9,201,462	7,758,490
Accounts payable and accrued expenses	516,770	122,633
Surplus notes	113,170	114,299
Debt from consolidated variable interest entities	47,255	237,533
Option collateral	894,549	647,922
Other liabilities	647,706	551,148
Repurchase agreements	328,443	1,012,497
Separate account liabilities	6,416,351	5,625,096

Total liabilities	62,896,799	57,864,069
Stockholder’s equity:
Common stock (1)	7,000	7,000
Additional paid-in capital	4,394,107	4,394,107
Accumulated other comprehensive income (loss)	(127,469)	(230,289)
Retained earnings	3,814,678	3,869,844

Total Security Benefit Life Insurance Company stockholder’s equity	8,088,316	8,040,662
Noncontrolling interest	106,228	—

Total stockholder’s equity	8,194,544	8,040,662

Total liabilities and stockholder’s equity	$71,091,343	$65,904,731

(1)	$10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Revenues:
Net investment income	$3,026,091	$2,695,803	$2,038,760
Asset-based and administrative fees	73,081	66,893	69,912
Other product charges	273,050	245,274	237,203
Change in fair value of options, futures and swaps	459,480	184,326	(688,811)
Investment-related gains (losses)	(80,420)	(85,647)	242,064
Other revenues	138,361	131,493	113,888

Total revenues	3,889,643	3,238,142	2,013,016
Benefits and expenses:
Index credits and interest credited to account balances	1,128,491	586,521	404,318
Change in fixed index annuity embedded derivative and related benefits	(81,719)	377,405	(354,962)
Other benefits	666,906	468,916	129,991

Total benefits	1,713,678	1,432,842	179,347
Other operating expenses	431,168	396,857	395,928
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	522,411	390,073	88,617
Interest expense	212,025	158,168	81,044

Total benefits and expenses	2,879,282	2,377,940	744,936

Income before income tax expense	1,010,361	860,202	1,268,080
Income tax expense	207,455	173,330	253,202

Net income	802,906	686,872	1,014,878
Less: Net income attributable to noncontrolling interest	3,072	—	—

Net income attributable to Security Benefit Life Insurance Company	$799,834	$686,872	$1,014,878

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Net income	$802,906	$686,872	$1,014,878
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	318,272	1,002,838	(1,755,789)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(135,288)	(161,726)	347,925
Policy reserves and annuity account values	(80,164)	(169,047)	265,096

Total other comprehensive income (loss), net of tax	102,820	672,065	(1,142,768)

Comprehensive income (loss)	905,726	1,358,937	(127,890)
Less: Comprehensive income (loss) attributable to noncontrolling interest	3,072	—	—

Comprehensive income (loss) attributable to Security Benefit Life Insurance Company	$902,654	$1,358,937	$(127,890)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total SBLIC Retained Earnings	Noncontrolling Interest	Total
	(In Thousands)
Balance at January 1, 2022	$7,000	$3,659,107	$240,414	$2,623,006	$6,529,527	$—	$6,529,527
Net income	—	—	—	1,014,878	1,014,878	—	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)	—	(100,000)

Balance at December 31, 2022	7,000	3,959,107	(902,354)	3,537,884	6,601,637	—	6,601,637
Net income	—	—	—	686,872	686,872	—	686,872
Other comprehensive income (loss), net	—	—	672,065	—	672,065	—	672,065
Adoption of new accounting standards [1]	—	—	—	(4,912)	(4,912)	—	(4,912)
Contribution from parent	—	435,000	—	—	435,000	—	435,000
Dividends paid	—	—	—	(350,000)	(350,000)	—	(350,000)

Balance at December 31, 2023	7,000	4,394,107	(230,289)	3,869,844	8,040,662	—	8,040,662
Net income	—	—	—	799,834	799,834	3,072	802,906
Other comprehensive income (loss), net	—	—	102,820	—	102,820	—	102,820
Contribution of noncontrolling interest	—	—	—	—	—	103,156	103,156
Dividends paid	—	—	—	(855,000)	(855,000)	—	(855,000)

Balance at December 31, 2024	$7,000	$4,394,107	$(127,469)	$3,814,678	$8,088,316	$106,228	$8,194,544

1

Effective January 1, 2023, the Company adopted ASU 2016-13, Financial Instruments - Credit Losses, Measurement of Credit Losses on Financial Instruments, as clarified and amended by ASU 2019-04, Codification Improvements to Topic 326; ASU 2019-05 Financial Instruments - Credit Losses (Topic 326): Targeted Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Operating activities
Net income	$802,906	$686,872	$1,014,878
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Index credits and interest credited to account balances	1,128,491	586,521	404,318
Policy acquisition costs deferred	(359,442)	(366,519)	(336,381)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	522,411	390,073	88,617
Investment-related (gains) losses	80,420	85,647	(242,064)
Change in fair value options, futures and swaps	(459,480)	(184,326)	688,811
Change in equity method investment	(93,438)	(80,456)	(82,281)
Change in fixed index annuity embedded derivative and related benefits	(81,719)	377,405	(354,962)
Amortization of investment premiums and discounts	(105,247)	(54,087)	(24,163)
Depreciation and amortization	7,358	12,342	11,902
Change in funds withheld and held liability	1,334,587	1,813,995	760,401
Deferred income taxes	(135,001)	(135,938)	(7,709)
Change in annuity guarantees	532,356	423,126	112,284
Change in accounts receivable	(18,744)	23,027	169,750
Change in investment income due and accrued	(485,052)	(431,741)	(543,618)
Change in accounts payable	7,080	7,280	(47,408)
Change in other liabilities	79,546	92,781	127,918
Other changes in operating assets and liabilities	72,663	10,482	(128,435)

Net cash and cash equivalents provided by (used in) operating activities	2,829,695	3,256,484	1,611,858
Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	21,718,867	8,021,523	9,295,573
Mortgage loans	338,443	103,769	296,179
Call options	950,526	228,232	166,257
Notes receivable from related parties	4,958,630	3,788,848	6,609,085
Net sales (purchases) of fixed maturities, trading	18,208	(35,834)	(10,130)
Other invested assets	673,650	868,683	445,505

	28,658,324	12,975,221	16,802,469
Acquisitions of investments:
Fixed maturities available for sale	(17,707,094)	(12,723,875)	(12,598,386)
Mortgage loans	(2,162,112)	(100,406)	(127,675)
Call options	(522,286)	(377,257)	(581,798)
Notes receivable from related parties	(6,035,840)	(3,086,017)	(5,511,951)
Net sales (purchases) of equity securities at fair value	(231,145)	(49,388)	(74,556)
Other invested assets	(1,177,952)	(378,225)	(419,557)

	(27,836,429)	(16,715,168)	(19,313,923)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Net sales (purchases) of property and equipment	$(263)	$(3,377)	$(677)
Net sales (purchases) of short-term investments	71,817	547,351	(206,459)
Net decrease (increase) in policy loans	1,398	1,936	2,078

Net cash and cash equivalents provided by (used in) investing activities	894,847	(3,194,037)	(2,716,512)
Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	(190,277)	88,754	(45,527)
Contribution of noncontrolling interest	103,156	—	—
Capital contribution from parent	—	435,000	300,000
Dividends paid to parent	(355,000)	(350,000)	(100,000)
Net change in repurchase agreements	(684,055)	112,119	854,704
Deposits to annuity account balances	4,684,487	4,132,870	3,800,712
Withdrawals from annuity account balances	(5,020,009)	(4,204,464)	(3,218,339)

Net cash and cash equivalents provided by (used in) financing activities	(1,461,698)	214,279	1,591,550

Increase (decrease) in cash and cash equivalents	2,262,844	276,726	486,896
Cash and cash equivalents at beginning of period	1,552,939	1,276,213	789,317

Cash and cash equivalents at end of period	$3,815,783	$1,552,939	$1,276,213

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$109,701	$60,645	$44,634

Income taxes	$258,430	$321,301	$266,000

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$31,575	$81,441	$14,167

Securities purchased not yet settled in cash	$(436,817)	$(49,760)	$(54,135)

Securities sold not yet settled in cash	$82,280	$110,914	$47,107

Accrued interest paid in kind	$585,741	$382,913	$354,044

In-kind dividends to parent	$500,000	$—	$—

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2024, 2023 and 2022

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as SBLIC, the Company, or we), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of fixed, fixed index, and variable annuities, and retirement plans. Our products are distributed by independent representatives through third-party distribution channels and sales networks.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; FHI Investor, LLC; and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of investment impairments and valuation allowances; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stock. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values represent the impact from treating the unrealized gains or losses as if they were realized.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of investment-related gains (losses) in the consolidated statements of operations.

Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the investment-related gains (losses) in the consolidated statements of operations.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of investment-related gains (losses) in the consolidated statements of operations. Beginning in 2023, credit losses are also reported within investment-related gains (losses) in the consolidated statements of operations. Prior to 2023, other than temporary impairments (OTTIs) were reported separately in the consolidated statement of operations.

Upon the adoption of ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments in 2023, the Company’s new process for evaluating fixed maturity securities helps with identifying which securities may require an allowance for credit loss. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit risk. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent the Company determines an unrealized loss is due to credit risk, an allowance for credit loss is recognized through a reduction to net income.

The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees. The Company does not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts in fixed maturities, available for sale deemed uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if the Company intends to sell a security or if it is more likely than not that the Company will be required to sell the security before the recovery of its amortized cost, which in some cases, may extend to maturity. Any additional impairment, other than for credit loss, is recorded as a component of OCI, net of income taxes.

Prior to the adoption of authoritative guidance in 2023, to the extent the Company determined that an equity security accounted for under the measurement alternative or equity method of accounting was deemed other-than-temporarily impaired, the difference between carrying value and fair value was charged to earnings. For debt securities, if the Company intended to sell the security or it was more likely than not the Company would be required to sell the security before the recovery of the amortized cost basis, the Company recognized an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company did not expect to recover the amortized cost basis, and the Company did not plan to sell nor was it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcated the OTTI and reported the credit portion of the loss recognized in net income, and the noncredit portion was recognized in OCI.

Also prior to 2023, the credit loss component of a structured security impairment was estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows varied depending on the type of security. For fixed rate securities, the present value was determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value was determined using the best estimate cash flows discounted at the variable rate that existed as of the date the cash flow estimate was made. The structured securities cash flow estimates were based on bond-specific facts and circumstances that may have included collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. Any change in the mortgage loan valuation allowances are reported in investment-related gains (losses) on the consolidated statements of operations. See Note 2 for details around our valuation allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in investment-related gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product or the transaction, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized as a component of change in fixed index annuity embedded derivative and related benefits in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be inforce policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized as a component of other benefits in the consolidated statements of operations.

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 6.9% during each of the years 2024, 2023, and 2022. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for certain revenues in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2024, 2023 and 2022 amounted to $23.2 million, $20.4 million, and $20.7 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2024, 2023, and 2022 amounted to $9.4 million, $8.8 million, and $9.4 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for a credit loss allowance for accounts receivable that it believes will not be collected in full. There was no allowance for credit losses at December 31, 2024 or 2023.

Adoption of New Pronouncements

ASU 2016-13, Measurement of Credit Losses on Financial Instruments

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments. This standard:

(i)	Introduces new current expected credit loss (CECL) model to measure impairment on certain types of financial instruments;

(ii)

Requires an entity to estimate lifetime expected credit losses, under the new CECL model, based on relevant information about historical events, current conditions, and reasonable and supportable forecasts;

(iii)	Modifies the impairment model for available-for-sale debt securities; and

(iv)	Provides a simplified accounting model for purchased financial assets with credit deterioration since their origination.

In addition, the FASB issued various amendments during 2018, 2019, and 2020 to clarify the provisions of ASU 2016-13.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company adopted this update on January 1, 2023 using the modified retrospective method for financial assets measured at amortized cost and the prospective method for available-for-sale debt securities. The Company recorded a $4.9 million decrease, net of tax, to retained earnings as of January 1, 2023. The adjustment primarily related to unfunded commitments, commercial loans, and reinsurance recoverable.

Future Adoption of Accounting Pronouncements

ASU 2018-12, Targeted Improvements to the Accounting for Long Duration Contracts

In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long Duration Contracts. This standard changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers. The standard impacts four areas of accounting for long-duration contracts:

(i)

Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments require insurers to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. Insurers must discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

(ii)

Measurement of market risk benefits. The amendments require insurers measure all market risk benefits (MRB) associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(iii)

Amortization of DAC. The amendments simplify the amortization of DAC and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. DAC is required to be written off for unexpected contract terminations but is not subject to an impairment test.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(iv)

Disclosures. The amendments require insurers provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require insurers to disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The ultimate effects the standard will have on the financial statements are highly dependent on policyholder behavior, actuarial assumptions and macroeconomic conditions, particularly interest rates and spreads. However, the Company estimates the impact from adoption of this standard will increase total stockholders’ equity as of the transition date, January 1, 2023, up to approximately $670.0 million, net of tax. The transition adjustment is expected to primarily increase retained earnings. The most significant drivers of this transition adjustment include:

(i)

The measurement of certain benefits historically recorded as insurance liabilities, which will now be classified and measured as MRBs, along with their subsequent changes in fair value, excluding changes attributable to instrument-specific credit risk, which are recorded as a component of OCI; and

(ii)	The removal of prior period “shadow” DAC adjustments in AOCI.

After adoption of this standard on January 1, 2025, the Company’s annual financial statements for the year ended December 31, 2025 will reflect the impact on various amounts in the financial statements from the transition date of January 1, 2023, through the year ended December 31, 2025. The specific impacts to the annual financial statements for each of the three years ended December 31, 2025, may differ materially from the transition impacts mentioned above based on the performance of the Company’s business and macroeconomic conditions, including changes in interest rates.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU No. 2023-09 Improvements to Income Tax Disclosures. This standard requires entities to disclose additional information around the effective tax rate reconciliation and income taxes paid. The amendments are effective for fiscal years beginning after December 15, 2024. The Company is currently assessing the impact of the standard on the Company’s consolidated financial statements.

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair values, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. Prior to the adoption of authoritative guidance in 2023, OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2024
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$30,396	$—	$5	$(2,739)	$27,662
Obligations of government-sponsored enterprises	648,336	—	2,808	(12,320)	638,824
Corporate	23,327,671	(46,472)	149,347	(412,516)	23,018,030
Municipal obligations	15,480	—	99	(358)	15,221
Commercial mortgage-backed	46,470	—	1,867	(4,776)	43,561
Residential mortgage-backed	22,340	—	130	(1,300)	21,170
Collateralized debt obligations	3,995	—	1,116	—	5,111
Collateralized loan obligations	11,014,312	—	133,920	(102,966)	11,045,266
Redeemable preferred stock	27,862	—	—	—	27,862
Other asset backed	2,093,852	—	4,348	(28,067)	2,070,133

Total fixed maturity investments	$37,230,714	$(46,472)	$293,640	$(565,042)	$36,912,840

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2023
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$37,870	$—	$98	$(2,557)	$35,411
Obligations of government-sponsored enterprises	572,981	—	5,983	(9,543)	569,421
Corporate	22,671,069	(1,062)	202,165	(500,962)	22,371,210
Municipal obligations	18,080	—	54	(618)	17,516
Commercial mortgage-backed	51,196	(7,089)	563	(2,320)	42,350
Residential mortgage-backed	17,367	—	64	(1,381)	16,050
Collateralized debt obligations	6,718	—	1,295	(152)	7,861
Collateralized loan obligations	14,445,904	—	193,794	(453,838)	14,185,860
Redeemable preferred stock	24,029	—	—	(716)	23,313
Other asset backed	2,393,988	—	3,896	(76,928)	2,320,956

Total fixed maturity investments	$40,239,202	$(8,151)	$407,912	$(1,049,015)	$39,589,948

The amortized cost and fair value of fixed maturity investments at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value
	(In Thousands)
Due one year or less	$3,097,346	$3,047,374
Due after one year through five years	16,187,393	16,135,385
Due after five years through ten years	2,786,191	2,597,741
Due after ten years	1,304,175	1,280,413
Structured securities with variable principal payments	13,855,609	13,851,927

	$37,230,714	$36,912,840

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses, for which an allowance for credit loss has not been recorded, as of December 31, 2024 and 2023, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2024
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$1,182	$(49)	$25,440	$(2,690)	$26,622	$(2,739)
Obligations of government-sponsored enterprises	246,880	(1,942)	78,203	(10,378)	325,083	(12,320)
Corporate	7,614,329	(194,117)	2,509,033	(218,399)	10,123,362	(412,516)
Municipal obligations	10,741	(85)	3,763	(273)	14,504	(358)
Commercial mortgage-backed	4,252	(156)	24,560	(4,620)	28,812	(4,776)
Residential mortgage-backed	1,369	(8)	7,990	(1,292)	9,359	(1,300)
Collateralized loan obligations	606,296	(13,417)	854,377	(89,549)	1,460,673	(102,966)
Other asset backed	437,165	(3,499)	609,978	(24,568)	1,047,143	(28,067)

Total fixed maturity investments, available for sale	$8,922,214	$(213,273)	$4,113,344	$(351,769)	$13,035,558	$(565,042)
Number of securities investment grade with unrealized losses		476		585		1,061
Percent investment grade with unrealized losses		79%		87%		83%
Number of securities below investment grade with unrealized losses		74		50		124
Percent below investment grade with unrealized losses		12%		7%		10%
Number of securities not rated with unrealized losses		52		37		89
Percent not rated with unrealized losses		9%		6%		7%
Number of securities with unrealized losses		602		672		1,274

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2023
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$352	$(8)	$32,327	$(2,549)	$32,679	$(2,557)
Obligations of government-sponsored enterprises	107,410	(469)	93,077	(9,074)	200,487	(9,543)
Corporate	7,013,346	(325,968)	6,480,605	(174,994)	13,493,951	(500,962)
Municipal obligations	(2,542)	—	7,443	(618)	4,901	(618)
Commercial mortgage-backed	8,466	(2,256)	29,554	(64)	38,020	(2,320)
Residential mortgage-backed	357	—	9,838	(1,381)	10,195	(1,381)
Collateralized debt obligations	—	—	2,823	(152)	2,823	(152)
Collateralized loan obligations	772,905	(30,713)	7,042,687	(423,125)	7,815,592	(453,838)
Redeemable preferred stock	—	—	23,313	(716)	23,313	(716)
Other asset backed	150,941	(4,903)	924,005	(72,025)	1,074,946	(76,928)

Total fixed maturity investments, available for sale	$8,051,235	$(364,317)	$14,645,672	$(684,698)	$22,696,907	$(1,049,015)
Number of securities investment grade with unrealized losses		190		1,008		1,198
Percent investment grade with unrealized losses		76%		83%		82%
Number of securities below investment grade with unrealized losses		12		127		139
Percent below investment grade with unrealized losses		5		10%		9%
Number of securities not rated with unrealized losses		47		81		128
Percent not rated with unrealized losses		19%		7%		9%
Number of securities with unrealized losses		249		1,216		1,465

The unrealized losses on the fixed maturity investments in the tables above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company did not record an allowance for credit loss on these securities at December 31, 2024 or 2023.

The Company closely monitors those securities where credit loss concerns may exist by considering relevant facts and circumstances to evaluate whether changes are necessary to the allowance for credit loss of the security. Prior to 2023, the Company monitored those securities where an impairment concern existed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of the allowance for credit loss by major security type was as follows:

	December 31, 2024
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$1,062	$31,199	$(1,062)	$—	$15,273	$46,472	$—
Commercial mortgage-backed	7,089	—	—	(7,089)	—	—	—

Total fixed maturity investments, available for sale	$8,151	$31,199	$(1,062)	$(7,089)	$15,273	$46,472	$—

	December 31, 2023
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$—	$1,151	$(1,151)	$—	$1,062	$1,062	$—
Commercial mortgage-backed	—	7,089	—	—	—	7,089	—

Total fixed maturity investments, available for sale	$—	$8,240	$(1,151)	$—	$1,062	$8,151	$—

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the year ended:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

December 31,
2022
Balance at beginning of period	$(9,815)
Credit losses for which an other-than-temporary impairment was not previously recognized	—
Reduction for securities sold during the year or intended to be sold	176
Additional credit loss impairments on securities previously impaired	(968)

Balance at end of period	$(10,607)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Interest on fixed maturity investments, available for sale	$3,138,884	$2,838,826	$2,000,990
Interest on fixed maturity investments, trading	5,657	4,094	2,473
Interest on notes receivable from related parties	188,687	126,366	187,777
Dividends on equity securities at fair value	41,072	45,657	25,930
Interest on mortgage loans	231,790	64,590	65,045
Interest on policy loans	2,647	2,621	2,613
Interest on short-term investments	25,666	109,102	73,020
Investment income on cash and cash equivalents	65,848	53,373	11,651
Income on equity method accounting adjustments	93,438	80,456	82,281
Other	63,324	34,975	19,783

Total investment income	3,857,013	3,360,060	2,471,563
Less:
Investment expenses	194,103	154,509	110,658
Ceded to reinsurer	636,819	509,748	322,145

Net investment income	$3,026,091	$2,695,803	$2,038,760

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Proceeds from sales	$6,204,851	$3,599,826	$3,665,659
Gross realized gains	5,726	239,549	14,020
Gross realized losses	9,166	44,418	41,816

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Investment-related gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,

	2024	2023	2022
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(3,440)	$195,131	$(27,796)

Total realized gains (losses), available for sale	(3,440)	195,131	(27,796)
Realized/unrealized gains (losses), other invested assets	1,126	(20,307)	(62,091)
Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	(560)	11,832	(16,191)
Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(99,964)	115,238	(152,673)
Foreign exchange derivatives	129,849	(128,421)	204,729
Equity securities at fair value	59,817	17,140	(231,585)
Embedded derivative, funds withheld reinsurance	(108,385)	(263,804)	509,235
Other	(19,741)	(3,684)	470

Total other realized/unrealized gains (losses)	(38,424)	(263,531)	330,176

Net realized/unrealized gains (losses) before ceded reinsurance	(41,298)	(76,875)	224,098
Net ceded reinsurance (gains) losses	17,421	617	23,625

Net realized/unrealized gains (losses) before impairments	(23,877)	(76,258)	247,723
Net credit losses (1)	(56,543)	(9,389)	(5,659)

Investment-related gains (losses)	$(80,420)	$(85,647)	$242,064

(1)

Upon adoption of authoritative guidance effective January 1, 2023, net credit losses include adjustments to the credit loss valuation allowance, write-offs and recoveries on available for sale securities. Prior to 2023, net credit losses included other than temporary impairment losses and recoveries on available for sale securities.

The Company recognized $52.5 million and $11.7 million of net unrealized losses on equity securities at fair value held at December 31, 2024 and 2023, respectively.

There were no outstanding agreements to sell securities at December 31, 2024.

As of December 31, 2024 and 2023, there were one and no issuers with a total amount of $1,579.9 million and $0.0 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

At December 31, 2024 and 2023, the Company pledged various fixed maturity investments with a market value of approximately $433.3 million and $508.1 million, respectively, as collateral in relation to certain institutional products.

At December 31, 2024 and 2023, the Company pledged securities with a market value of approximately $183.2 million and $199.9 million, respectively, as collateral in relation to its reinsurance agreements (see Note 10).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2024 and 2023, available for sale bonds with a carrying value of $3.3 million and $3.2 million, respectively, were held in joint custody at various state insurance departments to comply with applicable statutes and regulations.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	2024	2023
	(In Thousands)
Commercial mortgage loans	$2,759,485	$786,339
Allowance for credit losses on commercial mortgage loans (1) (2)	(18,085)	(3,037)

Commercial mortgage loans, net of allowances	2,741,400	783,302
Residential mortgage loans	4,025	4,372

Total mortgage loans, net of allowances	$2,745,425	$787,674

(1)

The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs. Any changes in the loan valuation allowance are reported in investment-related gains (losses) on the consolidated statements of operations.

(2)

As of December 31, 2024 and 2023 the allowance for credit losses on commercial mortgages (CECL) was $4.4 million and $2.0 million, respectively, and the general allowance on commercial mortgages was $13.7 million and $1.0 million, respectively.

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.

The commercial mortgage loan net of allowances portfolio diversification by geographic region (all regions are within the United States, excluding international) and specific collateral property type as follows at December 31:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2024		2023
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(In Thousands)
Geographic distribution
East North Central	$1,639,368	60%	$38,142	5%
International	423,941	15	—	—
Pacific	395,651	14	416,464	53
South Atlantic	241,736	9	278,493	36
Mountain	16,903	1	17,848	2
West North Central	16,452	1	24,325	3
New England	7,349	—	8,030	1

Total	$2,741,400	100%	$783,302	100%

	2024		2023
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	( In Thousands)
Property type distribution
Multi-Use	$1,568,207	57%	$19,905	3%
Office	586,351	22	526,030	67
Industrial	378,503	14	—	—
Student Housing	116,119	4	—	—
Apartments/Multifamily	55,537	2	72,884	9
Retail	36,683	1	45,707	6
Hotel/Motel	—	—	118,776	15

Total	$2,741,400	100%	$783,302	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2024	2023
	(In Thousands)
CM1	$44,032	$53,737
CM2	338,797	84,172
CM3	362,736	468,076
CM4 and Below	1,995,835	177,317

	$2,741,400	$783,302

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2024 and 2023 there were no commercial mortgage loans on non-accrual status.

Reinsurance Recoverables

Our reinsurance recoverables include amounts due from reinsurers for policy benefits. We cede life insurance and annuities to other insurance companies through reinsurance. See Note 10 regarding additional details on the Company’s reinsurance recoverables.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Financing Receivables Credit Monitoring

The Company establishes a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. The Company does not measure a credit loss allowance on accrued interest receivable because the Company writes off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. The Company incurred no write-offs of commercial mortgage loan accrued interest receivable during the years ended December 31, 2024 and 2023.

For commercial mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

The Company’s commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any domestic commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

The Company’s reinsurance recoverables are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. A reinsurance recoverable is evaluated individually if it does not continue to share similar risk characteristics of a pool. The Company analyzes the need for an individual evaluation for any reinsurance recoverable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables is included in other benefits expense on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of our valuation allowance was as follows at December 31:

	2024
	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$2,032	$—	$2,032
Provision	9,598	—	9,598
Charge-offs	(7,189)	—	(7,189)

Ending balance	$4,441	$—	$4,441

	2023
	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$893	$—	$893
Provision	1,142	—	1,142
Charge-offs	(3)	—	(3)

Ending balance	$2,032	$—	$2,032

Prior to 2023, the Company reviewed the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which was based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determined through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company would then individually assess the loan for impairment and may assign a specific loan loss allowance. The Company did not have any significant impaired mortgage loans in 2022.

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2024 were 36 days to 2.3 years. The carrying value of the securities pledged for the repurchase agreements were $344.7 million as of December 31, 2024. The repurchase obligations were $328.4 million as of December 31, 2024, and were included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2023 were 22 days to 3.33 years. The carrying value of the securities pledged for the repurchase agreements were $1,059.1 million as of December 31, 2023. The repurchase obligations were $1,012.5 million as of December 31, 2023, and were included in repurchase agreements on the consolidated balance sheets.

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

The total assets of consolidated CFEs were $681.9 million and $2,028.1 million at December 31, 2024 and 2023, respectively. The total liabilities of consolidated CFEs were $47.3 million and $237.5 million at December 31, 2024 and 2023, respectively.

Unconsolidated Variable Interest Entities

Collateralized Financing Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not have (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. When the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $753.2 million and $3,241.6 million at December 31, 2024 and 2023, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2024 and 2023.

In the normal course of business, the Company will invest in structured investments, including unconsolidated VIEs, for which we are not considered the primary beneficiary. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment including unfunded commitments (see Note 15). See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

Joint Ventures and Partnerships

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,616.7 million and $1,441.8 million at December 31, 2024 and 2023, respectively, compared to its maximum exposure to loss of $2,110.5 million and $1,711.4 million at December 31, 2024 and 2023, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of unconsolidated investments accounted for under the equity method of accounting amounted to $1,495.7 million and $1,299.5 million at December 31, 2024 and 2023, respectively. Total carrying value of unconsolidated investments accounted for under the fair value option amounted to $121.0 million and $142.3 million at December 31, 2024 and 2023, respectively.

4. Derivative Instruments

The Company is exposed to certain risks relating to its ongoing business operations which it may seek to hedge through the use of derivatives. The Company’s risk of loss when using derivative instruments is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. Such changes in value are generally offset by opposite changes in the value of the hedged item. For non-exchange traded derivative instruments, the Company is exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings, daily exchange of collateral, and by establishing and monitoring of transfer threshold amounts.

The primary risks managed by using derivative instruments are equity market risk, foreign currency risk and interest rate risk. The most common types of derivatives used by the Company are call options, foreign currency forwards, exchange traded futures, equity total return swaps, interest rate options, and interest rate swaps.

The Company purchases call options to manage the equity and market risk associated with products in which the interest credited is tied to an external equity or other market index. The Company sells fixed index annuity contracts where interest is credited to policyholders based on a percentage of the gain in a specified market index, which cannot be less than zero. Most of the premium received is invested in fixed income securities and a portion is used to purchase derivatives, typically call options, consisting of a range of maturities up to five years to fund the index credits due to the fixed index annuity policyholders. On the applicable anniversary dates of the fixed index annuity, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity and/or market returns for the period covering the current policyholder crediting period.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. No cash is exchanged at the time the agreement is entered into.

The Company uses interest rate swaps and interest rate options to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In a swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional amount. The Company uses interest rate swaps to synthetically convert fixed rate liabilities to floating rate liabilities (“fair value hedge”). The Company also uses interest rate swaps to synthetically convert variable rate coupons on existing financial instruments to fixed rates (“cash flow hedge”).

Our accounting for the ongoing changes in fair value of a derivative depends on the use of the derivative and whether it is designated in a hedge accounting relationship. Derivatives designated as fair value hedges and which are determined to be a highly effective hedge are reported in the same consolidated statement of operations line item that is used to report the earnings effect of the hedged item. Derivatives that are designated for cash flow hedging and determined to be a highly effective hedge are reported at fair value as a component of OCI. At the time when the variability of cash flows being hedged impact net income, the related portion of the deferred gain or loss on the derivative is reclassified and reported in net income. For derivatives which either do not qualify or are not designated for hedge accounting, all changes in fair value are reported in net income.

The Company enters into currency forwards to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed rate instruments to eliminate the exposure to future currency volatility on those items.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company utilizes derivatives to hedge index credits associated with business reinsured with SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The embedded derivative reinsurance contracts asset of $1,240.4 million and $813.0 million as of December 31, 2024 and 2023, respectively, is related to the ceded liability to SkyRidge Re and is reflected by the Company within reinsurance recoverable on the consolidated balance sheets. The embedded derivative reinsurance contracts liability of $295.8 million and $211.3 million as of December 31, 2024 and 2023, respectively, is the fair value of the embedded derivative within the hedging agreement of the reinsurance contract with SkyRidge Re. These amounts are recorded within other liabilities on the consolidated balance sheets.

The following amounts were recorded on the consolidated balance sheet related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

Line item in the consolidated balance sheet in	Carrying amount of hedged item		Cumulative amount of fair value hedging basis adjustment increase (decrease) included in the carrying amount of the hedge item
which the hedged item is included	2024	2023	2024	2023
	(In Thousands)
Fixed maturities, available for sale:
Active hedging relationships	$2,641,749	$2,567,114	$—	$—

Total fixed maturities, available for sale in active or discontinued hedging relationships	$2,641,749	$2,567,114	$—	$—

Policy reserves and annuity account values:
Active hedging relationships	$3,566,674	$3,028,317	$(47,236)	$(22,122)

Total policy reserves and annuity account values in active or discontinued hedging relationships	$3,566,674	$3,028,317	$(47,236)	$(22,122)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on the Fair Value Hedging Relationship
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from effectiveness testing (1) (2)	Gains (losses) included in effectiveness testing (2)	Gains (losses) (2)
			(In Thousands)
Foreign currency forwards	Fixed maturity	2024	$(37,085)	$78,398	$(78,398)
Interest rate swap	Annuity account	2024	19,672	(55,211)	25,114
Foreign currency forwards	Fixed maturity	2023	(18,077)	(116,597)	116,597
Interest rate swap	Annuity account	2023	559	(28,984)	22,122
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Interest rate swap	Annuity account	2022	—	—	—

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the consolidated statements of operations as investment-related gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s derivative instruments as of December 31 were as follows:

			2024
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(In Thousands)
Barclays Bank PLC	A	A1	$3,200,419	$129,319	$4,568
BNP Paribas	A+	Aa3	2,207,622	84,685	8,258
Bank of America, N.A.	A+	Aa1	513,147	21,365	—
Bank of Montreal	A+	Aa2	3,612,278	199,922	2,696
Canadian Imperial Bank of Commerce	A+	Aa2	2,371,287	78,514	28,658
Citibank, N.A.	A+	Aa3	3,837,859	97,556	30,016
Deutsche Bank AG	A	A1	721,050	5,440	145
Goldman Sachs International	A+	A1	585,347	67,819	—
ICE	A-	A3	—	—	798
Jefferies Financial Services, Inc.	BBB	Baa2	212,757	7,904	—
JPMorgan Chase Bank, NA	AA-	Aa2	735,152	24,230	1,970
Morgan Stanley & Co International PLC	A+	Aa3	2,021,048	37,890	—
Morgan Stanley Capital Services LLC	A+	Aa3	403,128	1,379	3,507
Natixis, SA	A+	A1	268,423	17,060	789
Nomura Bank International PLC	BBB+	Baa1	200,695	4,831	41
Royal Bank of Canada	AA-	Aa1	1,718,397	80,782	12,914
Societe Generale	A	A1	2,197,482	100,822	10,623
UBS AG	A+	Aa3	1,520,104	23,413	23
Exchange Traded	N/A	N/A	10,040,683	283,164	26,059

			$36,366,878	$1,266,095	$131,065

			2023
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(In Thousands)
Barclays Bank PLC	A	A1	$2,675,218	$106,518	$3,268
BNP Paribas	A+	Aa3	1,521,295	51,712	4,412
Bank of America, N.A.	A+	Aa2	691,080	27,016	—
Bank of Montreal	A+	Aa2	2,953,050	143,426	897
Canadian Imperial Bank of Commerce	A+	Aa2	2,551,918	63,079	47,943
Citibank, N.A.	A+	Aa3	5,484,123	122,314	77,132
Goldman Sachs International	A+	A1	293,400	8,860	—
JPMorgan Chase Bank, N.A.	A+	Aa2	1,128,164	34,869	1,937
Morgan Stanley & Co International PLC	A+	Aa3	2,168,290	30,289	—
Morgan Stanley Capital Services LLC	A+	Aa3	1,127,650	39,400	4,728
Natixis, SA	A	A1	723,191	20,347	13,705
NatWest Markets PLC	A-	A1	22,911	1,983	20
Royal Bank of Canada	AA-	A1	1,225,830	66,343	4,606
Societe Generale	A	A1	1,942,639	69,120	5,114
UBS AG	A+	Aa3	1,986,834	29,650	33
Exchange Traded/Centrally Cleared	N/A	N/A	8,699,883	198,552	21,576

			$35,195,476	$1,013,478	$185,371

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Collateral posted by counterparties at December 31, 2024 and 2023, applicable to derivative instruments, was $894.5 million and $647.9 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2024 and 2023, the balance of this account was $95.3 million and $80.6 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2024
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,266,095	$(131,065)	$(894,549)	$240,481
Derivative liabilities	131,065	(131,065)	3,260	3,260

	2023
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,013,478	$(185,371)	$(647,922)	$180,185
Derivative liabilities	185,371	(185,371)	(1,080)	(1,080)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 were as follows:

	Derivative Asset		Derivative Liability
	2024	2023	2024	2023	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate swaps	$23,177	$43,163	$11,181	$7,020	Other invested assets and other liabilities
Currency forwards	73,002	68,378	1,384	38,077	Other invested assets and other liabilities
Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps	29,102	$16,398	7,246	8,911	Other invested assets and other liabilities
Total return swaps	2,093	14,017	26,791	6,510
Call options	1,020,039	759,014	12,059	16,913	Call options and other liabilities
Currency forwards	118,357	107,254	63,019	101,888	Other invested assets and other liabilities
Futures	325	5,253	6,915	305	Other invested assets and other liabilities
Interest rate cap	—	—	2,470	5,747	Other invested assets and other liabilities
Other derivatives	6	781	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$1,266,101	$1,014,258	$131,065	$185,371

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$2,434	$3,705	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	3,939,643	2,810,892	Policy reserves and annuity account values
Funds withheld receivable	(5,532)	(12,306)	—	—	Accounts receivable
Funds withheld liability	—	—	(23,608)	(141,255)	Funds withheld liability
Reinsurance contracts	1,241,785	814,694	295,764	211,297	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$1,236,253	$802,388	$4,214,233	$2,884,639

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding embedded derivatives within fixed index annuity contracts and reinsurance recoverable associated with fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2024	2023	2022	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps	$(749)	$41,497	$18,343	Change in fair value of options, futures and swaps
Total return swaps	32,856	6,212	$(26,548)	Change in fair value of options, futures and swaps
Call options	448,478	145,373	$(664,929)	Change in fair value of options, futures and swaps
Futures	(23,551)	(15,233)	$(11,214)	Change in fair value of options, futures and swaps
Interest rate cap	2,446	6,477	$(4,463)	Change in fair value of options, futures and swaps
Other derivatives	(208)	(22,115)	$(38,598)	Investment-related gains (losses)

Change in fair value of derivatives	459,272	162,211	(727,409)
Interest rate swaps designated for hedging	19,672	940	—	Index credits and interest credited to account balances

Change in fair value of options, futures and swaps	$478,944	$163,151	$(727,409)

Change in currency forwards designated for hedging	$41,316	$(134,674)	$186,899
Change in currency forwards not designated for hedging	88,533	6,253	17,830

Change in currency forwards and swaps	$129,849	$(128,421)	$204,729	Investment-related gains (losses)

Embedded derivatives:
Funds withheld receivable	$9,830	$9,856	$(22,163)	Investment-related gains (losses)
Funds withheld liability	(118,215)	(285,725)	562,836	Investment-related gains (losses)

Change in embedded derivatives recorded in investment related gains (losses)	(108,385)	(275,869)	540,673
Less: embedded derivatives recorded in benefits
GMWB and GMAB reserves	$(1,271)	$(435)	$(5,144)	Other benefits
Reinsurance contracts	124,669	44,968	63,279	Other benefits

Total change in embedded derivative financial instruments	$(231,783)	$(320,402)	$482,538

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives	$241,980	$179,719	$(539,723)	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	(323,699)	197,686	184,761	Change in fixed index annuity embedded derivative and related benefits

	$(81,719)	$377,405	$(354,962)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company has no cash flow hedge exposure to variability in future cash flows for forecasted transactions, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Derivatives in cash flow hedging relationships	Related hedged item	Amount of gain (loss) recognized in AOCI on derivatives for the year ended December 31,
		2024	2023	2022
		(In Thousands)
Interest rate swaps	Fixed maturities, available for sale	$(5,542)	$18,299	$—

Total		$(5,542)	$18,299	$—

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations:

	For the year ended December 31, 2024
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(78,398)	$—
Gain recognized on derivatives	—	78,398	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(19,672)
Loss related to periodic settlements on derivatives	—	—	(35,539)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(55,211)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Loss related to periodic settlements on derivatives	$(12,758)	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$(12,758)	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	For the year ended December 31, 2023
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$116,597	$—
Loss recognized on derivatives	—	(116,597)	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(940)
Loss related to periodic settlements on derivatives	—	—	(28,044)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(28,984)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Gains related to periodic settlements on derivatives	$2,703	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$2,703	$—	$—

	For the year ended December 31, 2022
	Net investment income related to hedges of fixed maturities, available-for-sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(114,197)	$—
Gain recognized on derivatives	—	114,197	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$1,352,451	$1,301,251	$779,546
Cost deferred	359,442	366,519	336,381
Imputed interest	54,530	43,743	28,702
Amortized to expense	(345,825)	(249,887)	(99,629)
Effect of unrealized (gains) losses	(104,328)	(109,175)	256,251

Balance at end of period	$1,316,270	$1,352,451	$1,301,251

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$506,915	$385,580	$241,262
Costs deferred	261,021	183,978	117,083
Imputed interest	21,016	13,776	6,886
Amortized to expense	(129,543)	(64,902)	(28,618)
Effect of unrealized (gains) losses	(27,389)	(11,517)	48,967

Balance at end of period	$632,020	$506,915	$385,580

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$951,486	$1,168,312	$1,029,077
Imputed interest	27,254	25,773	23,545
Amortized to expense	(149,843)	(158,576)	(19,503)
Effect of unrealized (gains) losses	(39,535)	(84,023)	135,193

Balance at end of period	$789,362	$951,486	$1,168,312

All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 32 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.55% for the year ended December 31, 2024, 2.22% for the year ended December 31, 2023, and 1.80% for the year ended December 31, 2022.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2025	$114,333
2026	95,581
2027	88,105
2028	80,877
2029	73,030

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2024	2023
	(In Thousands)
Land and improvements	$7,279	$7,279
Building	52,545	53,232
Leasehold improvements	2,236	2,236
Furniture	77	64
Data processing equipment	381	331
Computer software	—	792

	62,518	63,934
Accumulated depreciation	(16,642)	(15,907)

Net property and equipment	$45,876	$48,027

Accumulated depreciation deducted from investment in real estate amounted to $16.1 million and $14.9 million at December 31, 2024 and 2023, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leased the airplane under an operating lease.

In 2024, the Company executed an agreement to sell its aircraft for a $50.0 million purchase price. The sale of the aircraft resulted in $19.7 million write-off to the Company. Proceeds from the sale funded selling costs and settlement of all outstanding obligations, resulting in the dissolution of SAILES and full distribution of equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2022:
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Other comprehensive income (loss) for the year ended December 31, 2023
Net unrealized gains (losses) on available for sale securities	$1,446,241	$(303,711)	$1,142,530
Foreign exchange adjustments on available for sale and equity method investments	5	(1)	4
Reclassification adjustment for (gains) losses included in net income	(195,131)	40,979	(154,152)
Hedging instruments	18,299	(3,843)	14,456
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(204,716)	42,990	(161,726)
Policy reserves and annuity account values	(213,983)	44,936	(169,047)

Total other comprehensive income (loss) for the year ended December 31, 2023	$850,715	$(178,650)	$672,065

Other comprehensive income (loss) for the year ended December 31, 2024:
Net unrealized gains (losses) on available for sale securities	$410,355	$(86,175)	$324,180
Foreign exchange adjustments on available for sale and equity method investments	(5,378)	1,130	(4,248)
Reclassification adjustment for (gains) losses included in net income	3,440	(722)	2,718
Hedging instruments	(5,542)	1,164	(4,378)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(171,252)	35,964	(135,288)
Policy reserves and annuity account values	(101,473)	21,309	(80,164)

Total other comprehensive income (loss) for the year ended December 31, 2024	$130,150	$(27,330)	$102,820

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2022	(700)	241,114	240,414
Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	(4,991)	(897,363)	(902,354)
Other comprehensive income (loss) before reclassifications	4	826,213	826,217
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(154,152)	(154,152)

Accumulated other comprehensive income (loss) at December 31, 2023	(4,987)	(225,302)	(230,289)
Other comprehensive income (loss) before reclassifications	(4,248)	104,350	100,102
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	2,718	2,718

Accumulated other comprehensive income (loss) at December 31, 2024	$(9,235)	$(118,234)	$(127,469)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in investment-related gains (losses) and income tax expense in the consolidated statements of operations.

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Reinsurance assumed:
Premiums received	$20,654	$17,505	$23,201

Commissions paid	$2,371	$3,486	$3,978

Claims paid	$18,047	$19,504	$15,494

Surrenders paid	$113,828	$109,252	$106,135

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Reinsurance ceded:
Premiums paid	$1,997,759	$2,492,320	$1,293,191

Commissions received	$162,837	$206,979	$113,459

Claim recoveries	$159,929	$147,824	$134,130

Surrenders recovered	$984,968	$898,062	$679,159

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

At December 31, 2024 and 2023, the Company had reinsurance recoverable receivables totaling $10,747.0 million and $9,358.7 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re, an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies inforce as of November 30, 2021 and (ii) liabilities on policies as they are written through 2026. As of December 31, 2024, the Company has net business ceded based on statutory reserves of $8.7 billion to SkyRidge Re, and of this amount, $2.0 billion was the ceded premium during the year ended December 31, 2024.

As of December 31, 2024 and 2023, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $9,201.5 million and $7,758.5 million, respectively. The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability.

As of December 31, 2024 and 2023, the Company had $660.7 million and $746.3 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

Life insurance inforce ceded at December 31, 2024 and 2023 was $1,655.6 million and $1,733.4 million, respectively. Life reserves ceded at December 31, 2024 and 2023 was $569.4 million and $579.8 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2024	2023
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$32,843,754	$30,758,292
Liabilities for group annuities	445,936	485,880
Funding agreements	511,011	1,003,228
Other investment-type insurance contract liabilities	1,795	1,743

Total investment-type insurance contract liabilities	33,802,496	32,249,143
Life and other reserves	10,928,597	9,545,308
Total policy reserves and annuity account values	$44,731,093	$41,794,451

General account funding agreements

The Company has issued general account funding agreements of $511.0 million and $1,003.2 million at December 31, 2024 and 2023, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million. These fixed rate notes matured in May 2024, as did the related funding agreement. The funding agreement liability had no carrying amount at December 31, 2024 and a carrying amount of $500.8 million at December 31, 2023, which was included in policy reserves and annuity account values on the consolidated balance sheets.

As of December 31, 2024 and 2023, the Company has $511.0 million and $502.5 million, respectively, of general account funding agreements which have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Separate account funding agreements

The Company issued separate account funding agreements whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2024 and 2023, separate account investments funded through these agreements were $3,042.2 million and $2,386.9 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreements were issued.

Guarantees on fixed index annuities

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(In Millions)
Rollup GMDB	$366	$184	79	$429	$203	78

The determination of the value of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2024 and 2023, the reserve liability for the GLWB guarantee on fixed index annuities was $3,925.8 million and $3,291.2 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $48.8 million and $39.9 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(In Millions)
Return of premium	$1,156	$8	68	$1,176	$10	67
Reset	144	—	63	139	—	62
Roll-up	87	38	75	86	42	74
Step-up	3,533	29	71	3,596	34	71
Combo	63	11	77	66	14	76

Subtotal	4,983	86	70	5,063	100	70
Enhanced	4	—	73	3	—	72

Total GMDB	$4,987	$86	70	$5,066	$100	70

The determination of the value of GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $7.0 million and $6.6 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $8.3 million and $17.3 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $1.0 million and $2.0 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Index credits and interest credited

The components of index credits and interest credited to account balances are summarized as follows:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Index credits	$701,339	$205,266	$167,117
Interest credited to account balances	427,152	381,255	237,201

	$1,128,491	$586,521	$404,318

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Eldridge Wealth Solutions, Inc. (EWS, previously Security Benefit Corporation). The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2020. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments. The State of Illinois completed its examination of the EWS and Subsidiaries’ state tax returns for tax years 2019 and 2020 resulting in no adjustments. The State of Florida has commenced auditing the Company’s 2020 through 2022 Florida income tax returns. There are no known adjustments in the years under audit.

Under a tax sharing agreement between EWS and certain of its related parties, EWS allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with EWS, the Company had a payable to EWS of $36.3 million and a receivable from EWS of $47.7 million at December 31, 2024 and 2023, respectively, for taxes, which are included in other liabilities and other assets on the consolidated balance sheets, respectively.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with EWS. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

As of December 31, 2024 and 2023, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2024 and 2023.

The Inflation Reduction Act of 2022 implements a new corporate alternative minimum tax (“CAMT”) based on average adjusted financial statement income and is effective for tax years beginning after December 31, 2022. To the extent the CAMT (e.g., 15% of adjusted GAAP pretax income) exceeds the U.S. regular corporate tax (e.g., 21% of taxable income), an additional current tax expense will be recorded in the period the liability is incurred. A corresponding CAMT credit carryforward will be established as a deferred tax asset and will have an indefinite carryover life recoverable when the regular corporate tax exceeds the CAMT in a given year. This provision had no impact on the results of operations for years ended December 31, 2024 and 2023. Furthermore, the Company does not expect to be a perpetual CAMT taxpayer. The Company made an accounting policy election to disregard the CAMT in evaluating recoverability of its deferred tax assets established under the U.S. regular corporate tax system.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Current income tax expense	$342,456	$309,268	$260,911
Deferred income tax (benefit) expense	(135,001)	(135,938)	(7,709)

Income tax expense	$207,455	$173,330	$253,202

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Federal income tax expense computed at statutory rate	$212,165	$180,642	$266,297
Increases (decreases) in taxes resulting from:
Dividends received deduction	(4,167)	(3,973)	(3,637)
Prior period adjustments	40	(752)	(6,615)
Tax exempt interest	(420)	(381)	(364)
Non-controlling interest	(645)	—	—
Other	482	(2,206)	(2,479)

Income tax expense	$207,455	$173,330	$253,202

“Other” in the above table includes nondeductible dues and penalties, nondeductible lobbying expenses, and other miscellaneous differences and adjustments.

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2024	2023
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$676,010	$486,985
Net unrealized loss on derivatives	40,984	—
Net unrealized loss on investments	43,946	128,543
Credit carryover	4,476	7,439
Rider fee	7,973	8,458
Net operating loss carryforward	93,432	109,846

Total gross deferred income tax assets before valuation allowance	866,821	741,271
Less valuation allowance	—	—

Total deferred income tax assets	866,821	741,271
Deferred income tax liabilities:
Net unrealized gain on derivatives	—	51,635
Deferred policy acquisition costs and deferred sales inducements	360,691	346,078
Investments	110,359	5,161
Value of business acquired	165,766	199,812
Depreciation	3,569	21,973
Other	19,011	16,855

Total deferred income tax liabilities	659,396	641,514

Net deferred income tax asset	$207,425	$99,757

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company’s deferred tax asset position includes $444.9 million of federal net operating loss carryforwards related to SARC losses which have no expiration date.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2024 and 2023.

The realization of deferred tax assets related to unrealized loss on our available for sale fixed maturity securities is based on the Company’s ability and intent to hold the securities for a period of time sufficient to allow for the recovery of the value.

13. Goodwill

As of December 31, 2024 and 2023, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually. The Company determined for 2024 and 2023 that no impairment of goodwill was necessary.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Embedded derivatives – reinsurance contracts

The fair value of the embedded derivative reinsurance contracts asset is calculated as described below, under the heading Embedded derivatives - fixed index annuity contracts, where the portion of the liability ceded is held as a reinsurance recoverable asset. These assets are included in Level 3.

The fair value of the embedded derivative reinsurance contracts liability is determined by the expected value of future index credits calculated using call option pricing with current market data and updated fund value allocations for policyholder balances. These liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2024
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,291,999	1,291,999	$—	—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	32,671	—	32,671	—
Obligations of government-sponsored enterprises	638,824	—	638,824	—
Corporate	23,061,471	—	2,785,933	20,275,538
Municipal obligations	15,220	—	3,888	11,332
Commercial mortgage-backed	43,561	—	43,312	249
Residential mortgage-backed	26,950	—	26,950	—
Collateralized debt obligations	5,111	—	5,111	—
Collateralized loan obligations	11,053,313	—	7,638,110	3,415,203
Redeemable preferred stock	27,861	—	27,861	—
Other asset backed	2,084,079	—	556,594	1,527,485

Total fixed maturity investments	36,989,061	—	11,759,254	25,229,807
Equity securities:
Consumer	340,981	76,861	228,177	35,943
Mutual funds	5,115	5,115	—	—
Preferred stocks	645,610	—	312,169	333,441

Total equity securities	991,706	81,976	540,346	369,384
Other invested assets	271,382	—	—	271,382
Short-term investments	91,020	—	91,020	—
Call options	1,020,039	—	1,020,039	—
Currency forwards and swaps	191,359	—	191,359	—
Interest rate swaps and total return swaps	42,218	39,572	2,093	553
Futures	325	325	—	—
Other derivatives	6	4	2	—
Embedded derivatives:
Reinsurance contracts	1,241,785	—	—	1,241,785
Funds withheld receivable	(5,532)	—	—	(5,532)
Separate account assets	6,416,351	3,374,151	—	3,042,200

Total assets	$48,541,719	$4,788,027	$13,604,113	$30,149,579

Liabilities:
Call options	$12,059	$—	$12,059	$—
Currency forwards and swaps	64,403	—	64,403	—
Interest rate swaps and total return swaps	45,218	17,377	27,589	252
Hedge accounting liability for MYGA product	(47,236)	—	—	(47,236)
Futures	6,915	6,915	—	—
Interest rate caps	2,470	—	2,470	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	2,434	—	—	2,434
Funds withheld liability	(23,608)	—	—	(23,608)
Reinsurance contracts	295,764	—	—	295,764
Fixed index annuity contracts	3,939,643	—	—	3,939,643

Total liabilities	$4,298,062	$24,292	$106,521	$4,167,249

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2023
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$133,153	$133,153	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	40,447	—	40,447	—
Obligations of government-sponsored enterprises	569,421	—	569,421	—
Corporate	22,427,725	—	3,965,783	18,461,942
Municipal obligations	17,516	—	5,742	11,774
Commercial mortgage-backed	42,350	—	42,350	—
Residential mortgage-backed	22,527	—	22,527	—
Collateralized debt obligations	7,861	—	7,861	—
Collateralized loan obligations	14,199,895	—	9,007,584	5,192,311
Redeemable preferred stock	23,313	—	—	23,313
Other asset backed	2,334,755	—	644,037	1,690,718

Total fixed maturity investments	39,685,810	—	14,305,752	25,380,058
Equity securities:
Consumer	257,539	32,384	193,141	32,014
Mutual funds	4,733	4,733	—	—
Preferred stocks	441,045	—	102,825	338,220

Total equity securities	703,317	37,117	295,966	370,234
Short-term investments	160,883	—	100,353	60,530
Call options	759,014	—	759,014	—
Currency forwards and swaps	175,632	—	175,632	—
Interest rate swaps and total return swaps	73,578	59,561	14,017	—
Futures	5,253	5,253	—	—
Other derivatives	781	316	—	465
Embedded derivatives:
Reinsurance contracts	814,694	—	—	814,694
Funds withheld receivable	(12,306)	—	—	(12,306)
Separate account assets	5,625,096	3,238,196	—	2,386,900

Total assets	$48,124,905	$3,473,596	$15,650,734	$29,000,575

Liabilities:
Call options	$16,913	$—	$16,913	$—
Currency forwards and swaps	139,965	—	139,965	—
Interest rate swaps and total return swaps	22,442	15,931	6,511	—
Hedge accounting liability for MYGA product	(22,122)	—	—	(22,122)
Futures	304	304	—	—
Interest rate caps	5,747	—	5,747	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	3,705	—	—	3,705
Funds withheld liability	(141,255)	—	—	(141,255)
Reinsurance contracts	211,297	—	—	211,297
Fixed index annuity contracts	2,810,892	—	—	2,810,892

Total liabilities	$3,047,888	$16,235	$169,136	$2,862,517

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The detail of the Level 3 purchases and issuances was as follows for the year ended December 31:

	2024
	Purchases	Issuances	Total
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,587,181	$410,986	$10,998,167
Municipal obligations	250	—	250
Collateralized loan obligations	490,734	—	490,734
Other asset backed	47,395	5,150	52,545

Total fixed maturity investments	11,125,560	416,136	11,541,696
Equity securities:
Consumer	27,602	—	27,602
Preferred stocks	50,000	—	50,000

Total equity securities	77,602	—	77,602
Other invested assets	156,273	—	156,273
Short-term investments	4,469	—	4,469

Total assets	$11,363,904	$416,136	$11,780,040

Liabilities:
Derivatives and embedded derivatives:
Reinsurance contracts	—	219,727	219,727
Fixed index annuity contracts	—	914,999	914,999

Total liabilities	$—	$1,134,726	$1,134,726

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	2023
	Purchases	Issuances	Total
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,967,580	$353,009	$7,320,589
Municipal obligations	—	—	—
Collateralized loan obligations	1,108,924	—	1,108,924
Other asset backed	490,529	4,645	495,174

Total fixed maturity investments	8,567,033	357,654	8,924,687
Equity securities:
Preferred stock	98,174	—	98,174

Total equity securities	98,174	—	98,174
Short-term investments	56,932	1,284	58,216
Embedded derivatives - reinsurance contracts	—	324,917	324,917

Total assets	$8,722,139	$683,855	$9,405,994

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$766,101	$766,101
Reinsurance derivative liability	—	153,801	153,801

Total liabilities	$—	$919,902	$919,902

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2024 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$710,889	$—
Collateralized loan obligations	32,680	—

Total fixed maturity investments	$743,569	$—

Preferred stock	175,839	(195,769)

Total equity securities	$175,839	$(195,769)

Other invested assets	—	(97,822)

Total assets	$919,408	$(293,591)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2023 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$935,934	$—
Collateralized loan obligations	954,907	(2,327)
Other asset backed	95,748	—

Total fixed maturity investments	$1,986,589	$(2,327)

Consumer	1,188	—

Total assets	$1,987,777	$(2,327)

The majority of the assets transferred into Level 3 during 2024 and 2023 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2024 and 2023 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2024
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$14,835,319	Discount Model	Credit Spread	0 - 2120.2 [294.5] basis points (bps)
	66,563	Underlying Pricing Model, waterfall model	Market Value of Underlying Investments, CFs
	688,867	Spread Duration	Credit Spread	0 - 1164.5 (432.8) bps
	167,503	Black Scholes	Credit Spread, Volatility, Stock Price
	73,998	Discount Model	Discount Rate	6.3% - 11.4%
Collateralized loan obligations	3,298,407	Discount Model	Credit Spread	152.0 - 1200.0 (250.9) bps
	63,667	Residual Equity	Residual Equity	28005814.16
Other asset backed	911,107	Discount Model	Credit Spread	0 - 517.0 (163.9) bps
	28,184	Discount Model	Discount Rate	4.68%
	24,022	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,979	Spread Duration	Credit Spread	113 bps

Total fixed maturity investments	20,177,616
Equity securities:
Equity securities - Financial	25,472	Market Comparables	Price to Adjusted Fund From Operations Multiple and Cap Rate Method	16.35x 5.2%
	5,678	Black Scholes	Volatility	244.00
Preferred stock	15,059	Discount Model	Credit Spread	2342.9- 3295.9 (2749.5)bps
	72,879	Market Comp	Price, Market Cap, P/B ratio	.81x

Total equity securities	119,088
Interest rate swaps and total return swaps	553	See Note (4)
Funds withheld receivable	(5,532)	See Note (1)
Embedded derivatives - reinsurance contracts	1,241,785	See FIA contracts below
Separate account assets	3,042,200	Revenue Multiples	Projected Revenues

Total assets	$24,575,710	See Note (2)

Liabilities:
Embedded derivatives:
Interest rate swaps and total return swaps	$252	See Note (4)
Hedge accounting MYGA products	(47,236)	See Note (1)	Discount Rate	3.70-4.29 [3.95%]
GMWB and GMAB reserves	2,434	Discounted Cash Flow	Own credit spread	1.4%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(23,608)	See (1) below
Reinsurance contracts	295,764	Expected value of future index credits
Fixed index annuity contracts	3,939,643	Discounted Cash Flow	Own credit spread	1.4%
			Risk margin	0.06% - 0.30%

Total liabilities	$4,167,249

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2023
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$17,874,076	Discount Model	Credit Spread	52 - 3131.98 [361] (bps)
	73,771	Underlying Pricing Model, Waterfall Model	Market Value of Underlying Investments, CFs
	153,527	Spread Duration	Credit Spread	353-1600.51 [912] bps
	208,202	Black Scholes	Credit Spread, Volatility, Stock Price
	1,229	Discount Model	Yield	5.92%
	99,134	Discount Model	Discount Rate	9% - 15%
Municipal obligations	8,982	Discount Model	Credit Spread	141 bps
Collateralized loan obligations	4,041,568	Discount Model	Credit Spread	228 - 1435 (363) bps
	46,319	Residual Equity	Residual Equity	24858629.81
Redeemable preferred stock	23,313	Discount Model	Credit Spread	1313.27
Other asset backed	942,671	Discount Model	Credit Spread	238 - 1130 (415.64) bps
	484	Discount Model	Market Yield	6.24%
	28,400	Discount Model	Discount Rate	3.95%
	83,678	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,954	Spread Duration	Credit Spread	153 bps

Total fixed maturity investments	23,605,308
Equity securities:
Common stock - Financial	25,408	Market Comparables	Price/Adjusted Funds from Operations Multiple and Cap Rate Method	14.95x5.6%
	4,502	Black Scholes	Volatility	1,079.66%
Preferred stock	64,794	Discount Model	Credit Spread	283 - 2136 (971) bps
	77,656	Market Comparables	Price, Market Cap, P/B ratio	.86x

Total equity securities	172,360
Short-term investments	60,530	Discount Model	Credit Spread	365 bps
Other derivatives	465	Black Scholes	Volatility, Stock Price	.47x
Funds withheld receivable	(12,306)	See (1) below
Embedded derivatives -reinsurance contracts	814,694	See FIA contracts below
Separate account assets	2,386,900	Revenue Multiples	Projected Revenues
		See (3) below

Total assets	$27,027,951	See (2) below

Liabilities:
Embedded derivatives:
Hedge accounting MYGA products	$(22,122)	Discounted Cash Flow	Discount Rate	2.98-5.34 [3.49%]
GMWB and GMAB reserves	3,705	Discounted Cash Flow	Own credit spread	1.8%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(141)	See (1) below
Reinsurance contracts	211,297	Expected value of future index credits
Fixed index annuity contracts	2,810,892	Discounted Cash Flow	Own credit spread	1.8%
			Risk margin	0.05% - 0.24%

Total liabilities	$3,003,631

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability.
(2)	The tables above exclude certain securities for which the fair value of $5,573.9 million and $1,978.0 million as of December 31, 2024 and 2023, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2024 and 2023 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

.Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $493.9 million, of which $7.9 million is with related parties, as of December 31, 2024, as required by the general partner. The Company had committed up to $3,934.9 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2024, of which $1,762.0 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $2,133.2 million as of December 31, 2024. The Company assesses its likelihood of funding and its risk of loss on its unfunded commitments to compute an estimated allowance for credit losses. Any changes in the allowance for credit loss is recognized through a change to net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $391.3 million, of which $26.8 million is with related parties, as of December 31, 2023, as required by the general partner. The Company had committed up to $4,383.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2023, of which $1,488.9 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,853.5 million as of December 31, 2023.

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Court, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complaint (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s leading fixed index annuity products at the time. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, and Arizona’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, and Arizona. SBLIC’s motion to dismiss was granted by the District Court on February 12, 2021, but the dismissal was reversed by the United States Court of Appeals for the Tenth Circuit on March 28, 2023 in a split decision. The reversal was not based on the merits of any issue; the applicable Federal Rules of Civil Procedure required the Court to assume plaintiffs’ allegations were true, which led to the decision that the allegations were sufficient to require that an evidentiary record be developed at the District Court. On February 7, 2025, the District Court issued an amended scheduling order setting a June 13, 2025, deadline for plaintiffs’ motion for class certification, an August 15, 2025, deadline for defendant’s opposition to the motion for class certification and an October 17, 2025, deadline for plaintiffs’ reply in support of the motion for class certification. The Court has ordered the parties to engage in mediation no later than June 6, 2025. The parties have agreed to in-person mediation on May 22, 2025. Although potential liability is reasonably possible for SBLIC from this lawsuit, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result. SBLIC believes that it has substantial defenses to the claims alleged and intends to continue to defend itself vigorously in the lawsuit.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

In addition, the Company is periodically party to legal and arbitral proceedings and subject to complaints and the like, and is periodically examined by its regulators and may discuss certain subjects with its regulators that come up during such examinations or otherwise. Management currently does not believe that any of the foregoing matters in this paragraph will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition. In addition, the Company is subject to extensive regulation by, among others, governmental authorities and the NAIC, and it is subject to the effects of periodic changes in laws, regulations, and other standards that apply to it.

16. Debt

Line of credit with FHLB

At December 31, 2024, the Company has access to a $370.9 million line of revolving credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.24% over the Federal Funds rate (4.33% at December 31, 2024). The Company had no borrowings under this line of credit at December 31, 2024 and 2023. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2024.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $113.2 million and $114.3 million at December 31, 2024 and 2023, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Future principal payments

At December 31, 2024, future principal payments for the years ending December 31 are as follows:

Surplus Notes
(In Thousands)
2025	$—
2026	—
2027	—
2028	—
2029	—
Thereafter	100,000

Total amount of future principal payments	$100,000

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,321	$6,381	$6,438
Debt from consolidated VIE interest	103,459	98,592	37,622
Note payable - SAILES 2, LLC interest	52	14	14
Mortgage debt interest	—	—	(175)

Total debt/notes payable interest	109,832	104,987	43,899
Repurchase agreement interest	58,768	23,990	28,795
Other interest	43,425	29,191	8,350

Total	$212,025	$158,168	$81,044

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of total assets) that are not otherwise discussed (see Notes 1, 2 and 10).

As of December 31, 2024 and 2023, the Company had investments in collateral loans of $12.6 billion and $11.8 billion, respectively, issued by related parties. These investments are included in fixed maturities, available for sale on the consolidated balance sheets, and are fully secured through the assets of each borrower. As of December 31, 2024 and 2023, $9.9 billion and $9.6 billion,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

respectively, of these loans were subject to cross-collateralization agreements and a separate master guaranty. Through the cross-collateralization agreements, the Company has the ability to exercise remedies against the assets of any related borrower to satisfy a loan in default. Under the master guaranty, collateral must be retained by the related party borrowers and certain of their parent entities, providing additional credit enhancement to the Company. The Company had the following individually material investments in collateral loans:

	December 31,
	2024	2023
	(In Thousands)
Stonebriar Holdings LLC	$—	$558,620

As of December 31, 2024 and 2023, the Company had the following investments in related parties with interest rates ranging from 7.5% to 9.5% and maturity dates ranging from January 2025 through December 2025. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2024	2023
	(In Thousands)
Holliday Park, LLC	$565,000	$372,000
Auburndale, LLC	402,000	—

As of December 31, 2024 and 2023, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $2,234.5 million and $385.8 million, respectively. The Company had the following individually material investments in commercial and residential mortgage loans:

	December 31,
	2024	2023
	(In Thousands)
OBH HoldCo	$1,579,899	$—

As of December 31, 2024 and 2023, the Company had investments in joint ventures and partnerships of $1,138.1 million and $1,291.1 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. These equity method investments are considered to be with related parties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

SBL Holdings, Inc. (SBLH), the Company’s immediate parent, acquired an equity method investment in SkyRidge Cayman Holdings LLC, which is the ultimate parent company of SkyRidge Re, an insurance company licensed in Bermuda. SBLIC entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re (see Note 10). SBLIC also entered into an investment management agreement with SkyRidge Re to manage its investments. As a result of these relationships, SkyRidge Re is considered a related party for purposes of GAAP.

As of December 31, 2024 and 2023, the Company had total investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers of $4,565.5 million and $5,839.8 million, respectively. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager or in the case of non-performance on the unrelated assets. These investments are included in fixed maturities, available for sale and short-term investments on the consolidated balance sheets, aggregated at the issuer level. The Company had the following individually material investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers:

	December 31,
	2024	2023
	(In Thousands)
Cedar Crest 2022-1, LLC	$745,620	$751,652
Binney Park Capital LLC	525,280	489,134
Cedar Crest 2021-2, LLC	501,849	752,820
Shawnee 2022-2, LLC	455,188	701,990
Cedar Crest 2021-1, LLC	390,801	662,588
Gage Park, LLC	388,547	385,516
Shawnee 2022-1, LLC	—	592,559
Shawnee 2021-1, LLC	—	426,979
Maranon Loan Funding 2022-1 LLC	—	358,277

As of December 31, 2024 and 2023, the Company had total investments in other related parties of $3,720.8 million and $4,105.7 million, respectively. These investments are included in fixed maturity investments available for sale, equity securities at fair value and short-term investments on the consolidated balance sheets. The Company had the following individually material investments in other related parties:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

	December 31,
	2024	2023
	(In Thousands)
Banner Creek Bridge, LLC	$684,000	$149,017
LAISAH, LLC	429,579	581,527
American Media Productions, LLC	349,911	349,999
Cain Re LLC	259,173	790,085
BH Luxury Residences, LLC	—	629,921
Oasis BH, LLC	—	406,318

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $152.3 million, $140.1 million, and $124.1 million for the years ended December 31, 2024, 2023 and 2022, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company has a portfolio of CLOs it owns, which portfolio is managed by Eldridge Structured Credit Advisors, LLC (previously, Panagram Structured Asset Management, LLC). The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or residual tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $0.5 million, $7.2 million, and $19.2 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company paid fees of $241.5 million, $223.9 million and $203.0 million for the years ended December 31, 2024, 2023 and 2022, respectively, to SBBS for providing management and administrative services.

The Company received $0.0 million, $435.0 million and $300.0 million in capital contributions from SBLH during 2024, 2023 and 2022, respectively. The Company paid $855.0 million, $350.0 million, and $100.0 million in dividends to SBLH during 2024, 2023 and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company has noncontrolling interest of $106.2 million as a result of an investment transaction which consolidates within the Company with a minority interest held by EWS.

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differs from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected on the consolidated balance sheets in policy reserves and annuity account values as realized.

Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $556.8 million and $587.6 million as of December 31, 2024 and 2023, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $7,217.9 million and $6,874.3 million at December 31, 2024 and 2023, respectively. Statutory net income of the insurance operations was $1,181.8 million, $1,202.5 million, and $358.0 million for the years ended December 31, 2024, 2023, and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2024, SD had net capital of $8.1 million, which was $7.5 million in excess of its required net capital of $0.6 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.05 to 1 at December 31, 2024.

19. Subsequent Events

Subsequent events have been evaluated through April 25, 2025, which is the date the financial statements were issued.

Subsequent to year end, the Company paid a dividend of $350.0 million to SBLH. In addition, the Company declared a dividend of $70.0 million to SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 25, 2025 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young, LLP

Kansas City, Missouri

April 25, 2025

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2024

	December 31, 2024
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$30,396	$27,662	$27,662
Obligations of government-sponsored enterprises	648,336	638,824	638,824
Corporate	1,979,971	7,268,111	7,268,111
Municipal obligations	15,777	15,221	15,221
Commercial mortgage-backed	46,470	43,561	43,561
Residential mortgage-backed	22,340	21,170	21,170
Collateralized debt obligations	3,995	5,111	5,111
Collateralized loan obligations	6,083,118	6,997,530	6,997,530
Other asset backed	2,081,407	1,544,853	1,544,853

Total fixed maturity investments	$10,911,810	$16,562,043	$16,562,043

Equity securities:
Consumer	$90,723	$117,300	$117,300
Mutual funds	6,114	5,115	5,115
Preferred stocks	630,366	618,849	618,849

Total equity securities	$727,203	$741,264	$741,264

Securities Fair Value Option:
Fixed maturities	$77,090	$75,963	$75,963
Mortgage loans	529,024	492,139	529,024
Cash and cash equivalents	2,535,696	2,535,696	2,535,696
Short-term investments	91,020	91,020	91,020
Call options	1,020,039	1,020,039	1,020,039
Other invested assets	233,902	233,902	233,902

	$16,125,784	$21,752,066	$21,788,951

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2024 and 2023

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2024:
Life, health and annuity	$1,316,270	$54,792,373	$—	$6,098,188
As of December 31, 2023:
Life, health and annuity	1,352,451	50,205,496	—	4,956,188

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2024:
Life, health and annuity	$273,050	$3,026,091	$1,713,678	$291,295	$643,190
As of December 31, 2023:
Life, health and annuity	245,274	2,695,803	1,432,842	206,144	555,025

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2024, 2023 and 2022

	December 31, 2024
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,662,273	$1,655,611	$444,788	$451,450	99%
Premiums:
Life insurance	16,289	16,289	9,748	9,748	100
Annuity	6,796,955	1,981,470	10,790	4,826,275	0
Accident and health insurance	—	—	45	45	100

Total premiums	$6,813,244	$1,997,759	$20,583	$4,836,068	0%

	December 31, 2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,739,427	$1,733,372	$474,049	$480,104	99%
Premiums:
Life insurance	17,299	17,299	7,125	7,125	100
Annuity	6,721,795	2,475,021	10,292	4,257,066	0
Accident and health insurance	—	—	50	50	—

Total premiums	$6,739.094	$2,492,320	$17,467	$4,264,241	0%

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,821,246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17,943	17,944	10,303	10,303	100
Annuity	5,197,194	1,275,247	12,842	3,934,789	0
Accident and health insurance	—	—	55	55	—

Total premiums	$5,215,137	$1,293,191	$23,200	$3,945,147	1%

FINANCIAL STATEMENTS

SBL Variable Annuity Account XI

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XI

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XI

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XI (the Separate Account), as of December 31, 2024and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1998.

Kansas City, Missouri

April 25, 2025

1

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account XI

Subaccounts	Statements of operations and changes in net assets
Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2024

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2024

NAA All Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Smid-Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA World Equity Income Series	For each of the two years in the period ended December 31, 2024

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2024

PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2024

PIMCO VIT Total Return	For each of the two years in the period ended December 31, 2024

Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2024

T. Rowe Price Mid-Cap Growth	For each of the two years in the period ended December 31, 2024

2

SBL Variable Annuity Account XI

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values
Goldman Sachs VIT Small Cap Equity Insights	32,305	$412,497	$434,182	$434,182	9,070	$47.86
Goldman Sachs VIT Strategic Growth	161,833	2,183,491	2,490,604	2,490,604	37,532	66.37
Invesco V.I. EVQ International Equity Fund	7,791	277,157	261,171	261,171	9,677	26.98
Invesco V.I. Global Real Estate	6,601	101,659	88,392	88,392	4,147	21.31
Janus Henderson VIT Research	9,421	359,503	531,733	531,733	6,636	80.12
NAA All Cap Value Series (a)	40,756	1,191,836	1,378,361	1,378,361	16,281	84.69
NAA Large Cap Value Series (a)	23,362	898,260	969,539	969,539	20,458	47.39
NAA Smid-Cap Value Series (a)	6,720	463,132	507,821	507,821	9,875	51.56
NAA World Equity Income Series (a)	41,349	509,841	613,207	613,207	16,876	36.35
Neuberger Berman AMT Sustainable Equity	11,917	301,916	477,748	477,748	7,582	62.99
PIMCO VIT Real Return	13,242	170,327	152,413	152,413	10,364	14.70
PIMCO VIT Total Return	39,997	428,045	361,572	361,572	25,886	13.97
Rydex VIF Energy Services	206	48,125	62,246	62,246	13,568	4.58
T. Rowe Price Mid-Cap Growth	121,727	3,452,650	3,523,983	3,523,983	27,852	126.46

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

3

SBL Variable Annuity Account XI

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth	Invesco V.I. EVQ International Equity Fund
Net assets as of December 31, 2022	$385,338	$1,631,534	$253,617

Investment income (loss):
Dividend distributions	3,524	—	540
Investment Expenses:
Mortality and expense risk and administrative charges	(5,323)	(26,390)	(3,688)

Net investment income (loss)	(1,799)	(26,390)	(3,148)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	84,620	202
Realized capital gain (loss) on investments	(13,572)	(37,481)	(4,761)
Change in unrealized appreciation (depreciation)	72,279	619,430	48,451

Net gain (loss) on investments	58,707	666,569	43,892

Net increase (decrease) in net assets from operations	56,908	640,179	40,744

Contract owner transactions:
Variable annuity deposits	749	72,520	19,286
Terminations, withdrawals and annuity payments	(67,864)	(137,269)	(36,682)
Transfers between subaccounts, net	18	29,726	41

Increase (decrease) in net assets from contract transactions	(67,097)	(35,023)	(17,355)

Total increase (decrease) in net assets	(10,189)	605,156	23,389

Net assets as of December 31, 2023	$375,149	$2,236,690	$277,006

Investment income (loss):
Dividend distributions	4,097	—	4,907
Investment Expenses:
Mortality and expense risk and administrative charges	(5,643)	(33,684)	(3,828)

Net investment income (loss)	(1,546)	(33,684)	1,079

Increase (decrease) in net assets from operations:
Capital gain distributions	33,875	180,791	1,459
Realized capital gain (loss) on investments	1,318	76,008	(293)
Change in unrealized appreciation (depreciation)	31,923	434,534	(3,710)

Net gain (loss) on investments	67,116	691,333	(2,544)

Net increase (decrease) in net assets from operations	65,570	657,649	(1,465)

Contract owner transactions:
Variable annuity deposits	722	18,200	10,942
Terminations, withdrawals and annuity payments	(5,818)	(103,964)	(27,886)
Transfers between subaccounts, net	(1,441)	(317,971)	2,574

Increase (decrease) in net assets from contract transactions	(6,537)	(403,735)	(14,370)

Total increase (decrease) in net assets	59,033	253,914	(15,835)

Net assets as of December 31, 2024	$434,182	$2,490,604	$261,171

The accompanying notes are an integral part of these financial statements.

4

SBL Variable Annuity Account XI

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Global Real Estate	Janus Henderson VIT Research	NAA All Cap Value Series (a)
Net assets as of December 31, 2022	$114,808	$257,004	$1,141,492

Investment income (loss):
Dividend distributions	1,431	190	18,468
Investment Expenses:
Mortality and expense risk and administrative charges	(1,436)	(4,318)	(11,988)

Net investment income (loss)	(5)	(4,128)	6,480

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	100,363
Realized capital gain (loss) on investments	(5,429)	2,933	5,781
Change in unrealized appreciation (depreciation)	12,748	108,208	(27,448)

Net gain (loss) on investments	7,319	111,141	78,696

Net increase (decrease) in net assets from operations	7,314	107,013	85,176

Contract owner transactions:
Variable annuity deposits	6,980	408	43,354
Terminations, withdrawals and annuity payments	(17,566)	(30,711)	(34,740)
Transfers between subaccounts, net	(11,188)	50,701	26,657

Increase (decrease) in net assets from contract transactions	(21,774)	20,398	35,271

Total increase (decrease) in net assets	(14,460)	127,411	120,447

Net assets as of December 31, 2023	$100,348	$384,415	$1,261,939

Investment income (loss):
Dividend distributions	2,538	—	21,352
Investment Expenses:
Mortality and expense risk and administrative charges	(1,332)	(6,191)	(13,585)

Net investment income (loss)	1,206	(6,191)	7,767

Increase (decrease) in net assets from operations:
Capital gain distributions	—	13,051	67,670
Realized capital gain (loss) on investments	(1,963)	6,601	9,649
Change in unrealized appreciation (depreciation)	(2,110)	111,627	26,690

Net gain (loss) on investments	(4,073)	131,279	104,009

Net increase (decrease) in net assets from operations	(2,867)	125,088	111,776

Contract owner transactions:
Variable annuity deposits	6,904	683	9,780
Terminations, withdrawals and annuity payments	(15,977)	(909)	(53,434)
Transfers between subaccounts, net	(16)	22,456	48,300

Increase (decrease) in net assets from contract transactions	(9,089)	22,230	4,646

Total increase (decrease) in net assets	(11,956)	147,318	116,422

Net assets as of December 31, 2024	$88,392	$531,733	$1,378,361

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

5

SBL Variable Annuity Account XI

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Large Cap Value Series (a)	NAA Smid-Cap Value Series (a)	NAA World Equity Income Series (a)
Net assets as of December 31, 2022	$813,027	$472,890	$543,386

Investment income (loss):
Dividend distributions	14,261	7,628	15,221
Investment Expenses:
Mortality and expense risk and administrative charges	(8,530)	(4,946)	(5,691)

Net investment income (loss)	5,731	2,682	9,530

Increase (decrease) in net assets from operations:
Capital gain distributions	84,431	35,785	—
Realized capital gain (loss) on investments	1,994	(496)	1,594
Change in unrealized appreciation (depreciation)	(24,661)	2,821	46,676

Net gain (loss) on investments	61,764	38,110	48,270

Net increase (decrease) in net assets from operations	67,495	40,792	57,800

Contract owner transactions:
Variable annuity deposits	33,495	1,698	14,892
Terminations, withdrawals and annuity payments	(36,193)	(23,364)	(61,783)
Transfers between subaccounts, net	54,877	12,680	26,450

Increase (decrease) in net assets from contract transactions	52,179	(8,986)	(20,441)

Total increase (decrease) in net assets	119,674	31,806	37,359

Net assets as of December 31, 2023	$932,701	$504,696	$580,745

Investment income (loss):
Dividend distributions	17,337	6,870	16,239
Investment Expenses:
Mortality and expense risk and administrative charges	(10,103)	(5,145)	(6,129)

Net investment income (loss)	7,234	1,725	10,110

Increase (decrease) in net assets from operations:
Capital gain distributions	71,399	14,007	—
Realized capital gain (loss) on investments	9,619	4,571	7,553
Change in unrealized appreciation (depreciation)	27,412	18,112	45,142

Net gain (loss) on investments	108,430	36,690	52,695

Net increase (decrease) in net assets from operations	115,664	38,415	62,805

Contract owner transactions:
Variable annuity deposits	6,270	1,556	3,525
Terminations, withdrawals and annuity payments	(106,879)	(53,307)	(48,775)
Transfers between subaccounts, net	21,783	16,461	14,907

Increase (decrease) in net assets from contract transactions	(78,826)	(35,290)	(30,343)

Total increase (decrease) in net assets	36,838	3,125	32,462

Net assets as of December 31, 2024	$969,539	$507,821	$613,207

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

6

SBL Variable Annuity Account XI

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Neuberger Berman AMT Sustainable Equity	PIMCO VIT Real Return	PIMCO VIT Total Return
Net assets as of December 31, 2022	$269,144	$167,603	$406,325

Investment income (loss):
Dividend distributions	260	3,855	14,255
Investment Expenses:
Mortality and expense risk and administrative charges	(4,219)	(1,775)	(5,452)

Net investment income (loss)	(3,959)	2,080	8,803

Increase (decrease) in net assets from operations:
Capital gain distributions	5,468	—	—
Realized capital gain (loss) on investments	2,376	(8,784)	(11,366)
Change in unrealized appreciation (depreciation)	68,465	9,662	21,201

Net gain (loss) on investments	76,309	878	9,835

Net increase (decrease) in net assets from operations	72,350	2,958	18,638

Contract owner transactions:
Variable annuity deposits	39,184	75	38,467
Terminations, withdrawals and annuity payments	(6,661)	(52,707)	(26,888)
Transfers between subaccounts, net	9,218	—	(18,247)

Increase (decrease) in net assets from contract transactions	41,741	(52,632)	(6,668)

Total increase (decrease) in net assets	114,091	(49,674)	11,970

Net assets as of December 31, 2023	$383,235	$117,929	$418,295

Investment income (loss):
Dividend distributions	—	4,011	16,084
Investment Expenses:
Mortality and expense risk and administrative charges	(6,003)	(2,012)	(5,477)

Net investment income (loss)	(6,003)	1,999	10,607

Increase (decrease) in net assets from operations:
Capital gain distributions	21,509	—	—
Realized capital gain (loss) on investments	11,736	(741)	(13,541)
Change in unrealized appreciation (depreciation)	64,570	166	8,135

Net gain (loss) on investments	97,815	(575)	(5,406)

Net increase (decrease) in net assets from operations	91,812	1,424	5,201

Contract owner transactions:
Variable annuity deposits	446	115	8,583
Terminations, withdrawals and annuity payments	(14,304)	(4,145)	(39,251)
Transfers between subaccounts, net	16,559	37,090	(31,256)

Increase (decrease) in net assets from contract transactions	2,701	33,060	(61,924)

Total increase (decrease) in net assets	94,513	34,484	(56,723)

Net assets as of December 31, 2024	$477,748	$152,413	$361,572

The accompanying notes are an integral part of these financial statements.

7

SBL Variable Annuity Account XI

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Energy Services	T. Rowe Price Mid- Cap Growth
Net assets as of December 31, 2022	$80,812	$3,362,913

Investment income (loss):
Dividend distributions	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,022)	(45,882)

Net investment income (loss)	(1,022)	(45,882)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	204,882
Realized capital gain (loss) on investments	2,237	(9,136)
Change in unrealized appreciation (depreciation)	(2,082)	411,705

Net gain (loss) on investments	155	607,451

Net increase (decrease) in net assets from operations	(867)	561,569

Contract owner transactions:
Variable annuity deposits	7,368	50,735
Terminations, withdrawals and annuity payments	(12,810)	(527,357)
Transfers between subaccounts, net	15	(24,187)

Increase (decrease) in net assets from contract transactions	(5,427)	(500,809)

Total increase (decrease) in net assets	(6,294)	60,760

Net assets as of December 31, 2023	$74,518	$3,423,673

Investment income (loss):
Dividend distributions	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(983)	(48,966)

Net investment income (loss)	(983)	(48,966)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	325,312
Realized capital gain (loss) on investments	3,860	21,294
Change in unrealized appreciation (depreciation)	(9,497)	(31,629)

Net gain (loss) on investments	(5,637)	314,977

Net increase (decrease) in net assets from operations	(6,620)	266,011

Contract owner transactions:
Variable annuity deposits	7,202	37,400
Terminations, withdrawals and annuity payments	(12,846)	(251,941)
Transfers between subaccounts, net	(8)	48,840

Increase (decrease) in net assets from contract transactions	(5,652)	(165,701)

Total increase (decrease) in net assets	(12,272)	100,310

Net assets as of December 31, 2024	$62,246	$3,523,983

The accompanying notes are an integral part of these financial statements.

8

SBL Variable Annuity Account XI

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XI (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Goldman Sachs VIT Small Cap Equity Insights	Institutional	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Strategic Growth	Institutional	Goldman Sachs Asset Management, LP	—
Invesco V.I. EVQ International Equity Fund	Series I	Invesco Advisers, Inc	—
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
NAA All Cap Value Series	—	Security Investors, LLC	—
NAA Large Cap Value Series	—	Security Investors, LLC	—
NAA Smid-Cap Value Series	—	Security Investors, LLC	—
NAA World Equity Income Series	—	Security Investors, LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	—
Rydex VIF Energy Services	—	Security Investors, LLC	—
T. Rowe Price Mid-Cap Growth	—	T. Rowe Price Associates, Inc	—

Fourteen subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

9

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
October 25, 2024	NAA All Cap Value Series	Guggenheim VIF All Cap Value
October 25, 2024	NAA Large Cap Value Series	Guggenheim VIF Large Cap Value
October 25, 2024	NAA Smid-Cap Value Series	Guggenheim VIF SMid Cap Value
October 25, 2024	NAA World Equity Income Series	Guggenheim VIF World Equity Income

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Goldman Sachs VIT Small Cap Equity Insights	$38,324	$12,532
Goldman Sachs VIT Strategic Growth	280,634	537,262
Invesco V.I. EVQ International Equity Fund	18,301	30,133
Invesco V.I. Global Real Estate	9,153	17,036
Janus Henderson VIT Research	55,698	26,608
NAA All Cap Value Series (a)	146,633	66,550
NAA Large Cap Value Series (a)	106,628	106,821
NAA Smid-Cap Value Series (a)	37,837	57,395
NAA World Equity Income Series (a)	34,223	54,456
Neuberger Berman AMT Sustainable Equity	49,609	31,402
PIMCO VIT Real Return	41,234	6,175
PIMCO VIT Total Return	28,020	79,337
Rydex VIF Energy Services	6,978	13,613
T. Rowe Price Mid-Cap Growth	443,298	332,653

(a)	Name change. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

10

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Assets

As of December 31, 2024, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial

11

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.45% of the average daily net assets of each subaccount.

Administration and Distribution Charge: SBL is currently charging an annual rate of 0.91% of each subaccount’s average daily net assets, except the NAA All Cap Value Series, NAA Large Cap Value Series, NAA SMid Cap Value Series and NAA World Equity Income Series subaccounts, which are being charged an annual rate of 0.56%. SBL may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each subaccount’s average daily net assets, except the NAA All Cap Value Series, NAA Large Cap Value Series, NAA SMid Cap Value Series and NAA World Equity Income Series subaccounts, for which the maximum annual rate is 0.59%.

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

12

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Goldman Sachs VIT Small Cap Equity Insights	22	(155)	(133)	19	(1,939)	(1,920)
Goldman Sachs VIT Strategic Growth	1,733	(8,207)	(6,474)	2,616	(3,557)	(941)
Invesco V.I. EVQ International Equity Fund	467	(977)	(510)	726	(1,409)	(683)
Invesco V.I. Global Real Estate	315	(728)	(413)	336	(1,389)	(1,053)
Janus Henderson VIT Research	563	(313)	250	925	(554)	371
NAA All Cap Value Series (a)	701	(687)	14	1,040	(581)	459
NAA Large Cap Value Series (a)	424	(2,070)	(1,646)	2,718	(1,456)	1,262
NAA Smid-Cap Value Series (a)	339	(1,056)	(717)	733	(922)	(189)
NAA World Equity Income Series (a)	528	(1,465)	(937)	1,340	(2,052)	(712)
Neuberger Berman AMT Sustainable Equity	488	(437)	51	1,075	(147)	928
PIMCO VIT Real Return	2,570	(284)	2,286	5	(3,669)	(3,664)
PIMCO VIT Total Return	944	(5,344)	(4,400)	3,103	(3,560)	(457)
Rydex VIF Energy Services	1,449	(2,639)	(1,190)	1,480	(3,211)	(1,731)
T. Rowe Price Mid-Cap Growth	1,094	(2,420)	(1,326)	325	(5,065)	(4,740)

(a)	Name change. See Note 1.

13

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Goldman Sachs VIT Small Cap Equity Insights
2024	9,070	47.86	434,182	0.01	1.36	17.42
2023	9,203	40.76	375,149	0.01	1.36	17.67
2022	11,123	34.64	385,338	0.00	1.36	(20.48)
2021	10,627	43.56	462,961	0.00	1.36	22.12
2020	11,020	35.67	393,157	0.00	1.36	7.12
Goldman Sachs VIT Strategic Growth
2024	37,532	66.37	2,490,604	—	1.36	30.55
2023	44,006	50.84	2,236,690	—	1.36	40.02
2022	44,947	36.31	1,631,534	—	1.36	(33.43)
2021	46,625	54.54	2,542,396	—	1.36	20.26
2020	44,113	45.35	1,999,916	0.00	1.36	38.60
Invesco V.I. EVQ International Equity Fund
2024	9,677	26.98	261,171	0.02	1.36	(0.77)
2023	10,187	27.19	277,006	0.00	1.36	16.55
2022	10,870	23.33	253,617	0.02	1.36	(19.41)
2021	10,922	28.95	316,211	0.01	1.36	4.47
2020	11,640	27.71	322,630	0.02	1.36	12.41
Invesco V.I. Global Real Estate
2024	4,147	21.31	88,392	0.03	1.36	(3.14)
2023	4,560	22.00	100,348	0.01	1.36	7.58
2022	5,613	20.45	114,808	0.02	1.36	(25.96)
2021	7,340	27.62	202,738	0.03	1.36	24.02
2020	7,859	22.27	175,059	0.05	1.36	(13.51)

14

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Janus Henderson VIT Research
2024	6,636	80.12	531,733	—	1.36	33.11
2023	6,386	60.19	384,415	0.00	1.36	40.89
2022	6,015	42.72	257,004	—	1.36	(31.02)
2021	6,339	61.93	392,587	0.00	1.36	18.41
2020	5,956	52.30	311,485	0.00	1.36	30.78
NAA All Cap Value Series (a)
2024	16,281	84.69	1,378,361	0.02	1.01	9.14
2023	16,267	77.60	1,261,939	0.02	1.01	7.43
2022	15,808	72.23	1,141,492	0.01	1.01	(2.17)
2021	15,920	73.83	1,174,987	0.02	1.01	25.67
2020	17,794	58.75	1,045,070	0.02	1.01	0.84
NAA Large Cap Value Series (a)
2024	20,458	47.39	969,539	0.02	1.01	12.33
2023	22,104	42.19	932,701	0.02	1.01	8.15
2022	20,842	39.01	813,027	0.01	1.01	(2.30)
2021	21,863	39.93	873,056	0.02	1.01	25.76
2020	19,782	31.75	628,171	0.02	1.01	1.18
NAA Smid-Cap Value Series (a)
2024	9,875	51.56	507,821	0.01	1.01	7.93
2023	10,592	47.77	504,696	0.02	1.01	8.64
2022	10,781	43.97	472,890	0.01	1.01	(2.85)
2021	12,552	45.26	566,948	0.02	1.01	22.49
2020	11,842	36.95	436,548	0.01	1.01	3.24
NAA World Equity Income Series (a)
2024	16,876	36.35	613,207	0.03	1.01	11.43
2023	17,813	32.62	580,745	0.03	1.01	11.18
2022	18,525	29.34	543,386	0.02	1.01	(10.06)
2021	18,316	32.62	597,157	0.01	1.01	20.50
2020	22,526	27.07	609,450	0.03	1.01	5.58

(a)	Name change. See Note 1.

15

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Neuberger Berman AMT Sustainable Equity
2024	7,582	62.99	477,748	—	1.36	23.80
2023	7,531	50.88	383,235	0.00	1.36	24.86
2022	6,603	40.75	269,144	0.00	1.36	(19.75)
2021	6,835	50.78	347,172	0.00	1.36	21.48
2020	6,784	41.80	283,626	0.00	1.36	17.65
PIMCO VIT Real Return
2024	10,364	14.70	152,413	0.03	1.36	0.68
2023	8,078	14.60	117,929	0.03	1.36	2.31
2022	11,742	14.27	167,603	0.08	1.36	(13.09)
2021	13,268	16.42	217,948	0.05	1.36	4.12
2020	15,359	15.77	242,225	0.01	1.36	10.20
PIMCO VIT Total Return
2024	25,886	13.97	361,572	0.04	1.36	1.09
2023	30,286	13.82	418,295	0.03	1.36	4.54
2022	30,743	13.22	406,325	0.02	1.36	(15.47)
2021	44,199	15.64	691,120	0.02	1.36	(2.62)
2020	32,142	16.06	515,995	0.02	1.36	7.21
Rydex VIF Energy Services
2024	13,568	4.58	62,246	—	1.36	(9.13)
2023	14,758	5.04	74,518	—	1.36	3.07
2022	16,489	4.89	80,812	—	1.36	40.52
2021	15,680	3.48	54,648	0.00	1.36	16.00
2020	15,828	3.00	47,587	0.01	1.36	(38.27)
T. Rowe Price Mid-Cap Growth
2024	27,852	126.46	3,523,983	—	1.36	7.82
2023	29,178	117.29	3,423,673	—	1.36	18.34
2022	33,918	99.11	3,362,913	—	1.36	(23.63)
2021	34,320	129.78	4,455,587	—	1.36	13.30
2020	36,797	114.55	4,216,621	—	1.36	22.12

16

SBL Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative, distribution, and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

17